UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-09105

New World Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: October 31

Date of reporting period: October 31, 2012

Vincent P. Corti

New World Fund, Inc.

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

Copies to:

Mark D. Perlow

K&L Gates LLP

Four Embarcadero Center, Suite 1200

San Francisco, California 94111

(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

The right choice for the long term®

New World Fund®

Special feature

The rise and rise of the
emerging middle class

► See page 6

Annual report for the year ended October 31, 2012

New World Fund seeks long-term capital appreciation by investing in stocks and bonds with significant exposure to countries that have developing economies and/or markets.

This fund is one of more than 40 offered by American Funds, which is one of the nation’s largest mutual fund families. For more than 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2012 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	11.79%	– 1.29%	13.39%

The total annual fund operating expense ratio is 1.07% for Class A shares as of the prospectus dated January 1, 2013 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

Results for other share classes can be found on page 34.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity, price volatility and political instability. These risks may be heightened in connection with investments in developing countries. Investing in smaller companies entails further risks. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than higher rated bonds. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

About the cover: Rio de Janeiro, Brazil.

Fellow investors:

New World Fund’s past fiscal year, ended October 31, 2012, was a volatile period marked by dramatic shifts in investor sentiment. Over the 12 months, the value of an investment in the fund gained 7.4%, assuming reinvestment of the 75.7 cents per share dividend that was paid in December 2011. The fund’s return led that of developing-country stocks, as measured by the MSCI EM (Emerging Markets) Index, but trailed its primary benchmark, the MSCI ACWI (All Country World Index). Over the fiscal year, the fund’s relatively low exposure to U.S. stocks was a drag on its return compared to the benchmark; investments in consumer-discretionary companies also hurt returns.

While the annual return is a useful measure for updating the longer term picture, the fund’s primary objective is long-term appreciation. As can be seen in the table below, its results over five years, 10 years and its lifetime surpass those of the primary benchmark. The fund blends three types of investments: stocks of companies based in the developing world; stocks of multinational companies based in the developed world with significant ties to

Results at a glance
For periods ended October 31, 2012, with all distributions reinvested

	Total returns	Average annual total returns

	1 year	5 years	10 years	Lifetime
				(since 6/17/99)

New World Fund (Class A shares)	7.4%	–1.8%	13.8%	8.8%

MSCI ACWI (All Country World Index)	8.5	–2.9	7.8	2.6

MSCI World Index	9.4	–2.9	7.2	2.2

MSCI EM (Emerging Markets) Index	2.6	–3.5	16.2	9.3

J.P. Morgan Emerging Markets Bond Index Global	16.3	10.0	11.9	11.5

Because New World Fund invests in companies based in both the developed and developing worlds, its most appropriate benchmark is the MSCI ACWI (All Country World Index), which blends the MSCI World and EM (Emerging Markets) indexes, weighted by ACWI market capitalization. The MSCI World Index measures more than 20 developed-country stock markets, while the MSCI EM (Emerging Markets) Index measures more than 20 developing-country stock markets. New World Fund also invests in developing-country government and corporate bonds. The J.P. Morgan Emerging Markets Bond Index Global measures total returns for developing-country bonds. MSCI ACWI and MSCI EM results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. MSCI World results reflect dividends net of withholding taxes. The market indexes are unmanaged and, therefore, have no expenses.

In this report

Special feature

6	The rise and rise of the emerging middle class
Global growth has slowed, but the rise of the emerging middle classes — the durable trend at the heart of New World Fund’s distinctive approach to investing — continues. Here we talk to the fund’s portfolio counselors about how increases in individual wealth and living standards are creating compelling longer term investment opportunities.

Contents

1	Letter to investors

5	The value of a long-term perspective

12	Summary investment portfolio

18	Financial statements

35	Board of directors and other officers

New World Fund	1

Where the fund’s assets are invested

Geographical distribution of net assets on October 31, 2012

Developed-country equities	42.9%	Developing-country equities	38.8%	Developing-country bonds	12.0%

Asia		Asia		Asia
Hong Kong	4.1	China	9.8	Philippines	.9
South Korea	3.3	India	4.2	Indonesia	.6
Japan	3.2	Indonesia	2.9	Kazakhstan	.3
Australia	1.8	Philippines	2.6	China	.1
Taiwan	.8	Thailand	1.5	India	.1
Singapore	.2	Malaysia	.3	Thailand	.1
				Pakistan	.1
The Americas		The Americas
United States	7.9	Mexico	3.2	The Americas
Canada	1.1	Brazil	3.1	Mexico	1.6
		Republic of Colombia	.3	Brazil	1.2
Europe				Republic of Colombia	.7
United Kingdom	5.7	Europe		Venezuela	.5
Switzerland	3.4	Russian Federation	4.0	Chile	.4
France	2.8	Turkey	1.7	Peru	.4
Germany	2.1	Slovenia	.2	Panama	.3
Belgium	1.2	Poland	.2	Argentina	.1
Denmark	1.1	Hungary	.1	Uruguay	.1
Sweden	1.0			Dominican Republic	.1
Spain	.9	Africa/Middle East		Jamaica	.1
Italy	.7	South Africa	4.7
Netherlands	.4			Europe
Norway	.2			Russian Federation	1.2
Finland	.2			Turkey	1.0
Greece	.1			Hungary	.6
				Poland	.4
Africa/Middle East				Croatia	.3
Israel	.7
				Africa/Middle East
Developed-country bonds	.2%			South Africa	.5
				Bahrain	.1
The Americas				United Arab Emirates	.1
United States	.1			Nigeria	.1

Europe				Short-term securities &
France	.1			other assets less liabilities	6.1%

				Total	100.0%

2	New World Fund

the developing world; and government and corporate bonds of developing-country issuers. This diversified approach offers many potential benefits for long-term investors, including a reduction in some of the volatility typically associated with investing in developing markets.

Developed- and developing-country stocks
Many stock markets experienced bouts of volatility as the euro-zone debt crisis continued and economic data from several key developed- and developing-market economies seemed to disappoint investors.

At the end of 2011, the European banking system appeared to be at risk of collapse due to banks’ exposure to euro-zone government debt and a lack of access to funding. Investor sentiment improved as European authorities took steps toward resolving the crisis, including a new fiscal treaty, a bailout fund for indebted nations, a second bailout package for Greece and the provision of large-scale funding to banks. However, in May 2012, markets were rocked once more as concerns grew that Greece might ditch the euro or exit the European Union (E.U.), and Spain’s banking system struggled. Then, in June 2012, investor sentiment improved as a pro-euro coalition Greek government was formed and the E.U. agreed to recapitalize Spanish banks. An E.U. summit in October 2012 seemed to address some pressing issues: Direct recapitalization of struggling banks by its permanent rescue fund was sanctioned, and plans to establish a euro-zone bank supervisor were accelerated.

Elsewhere, the U.S. recovery appeared fragile, despite some encouraging data. The stubbornly high unemployment rate cast a shadow over other notable economic bright spots. That said, many corporations reported solid profits, and many investors viewed the U.S. as a relatively safe haven. The U.S. stock market gained 15.1%* during the 12-month period. The U.S. dollar strengthened versus the currencies of a number of key developed and developing countries, including the euro, British pound, Japanese yen, Indian rupee and Brazilian real.

Growth among some larger developing-country economies moderated. While China’s stock market rose 7.9%, stocks in India and Brazil did not generally fare so well. In India, investor confidence proved fragile amid lackluster economic data, controversial tax proposals and political paralysis; stocks there declined 4.7%. Dropping by 12.7%, the decline of Brazil’s stock market was one of the worst over the period. The deteriorating domestic and global economic outlook weighed particularly heavily on the stocks of Brazilian energy and commodity companies.

Developing-country equities accounted for 38.8% of the fund’s net assets at fiscal year-end. The portion of net assets invested in developed-country equities was 42.9%. Holdings in cash and cash-like securities amounted to 6.0%. The fund’s overall holding in cash mainly arises from individual portfolio counselors’ decisions to actively hold cash, and from their buying and selling stocks and bonds.

Developing-country bonds
For the most part, yields (which move inversely to prices) for developing-country bonds declined over the period. Returns for both local currency and U.S.-dollar-denominated bonds were generally positive, and in many countries reached double digits. In droves, governments and companies took advantage of lower borrowing rates and strong investor demand. At fiscal year-end, 2012 was on track to break the annual record for developing-market debt issuance.

As of October 31, 2012, the fund was invested in the bonds of 50 issuers from 35 countries. Investments in developing-country bonds — including those denominated in local currencies, as well as bonds denominated in the U.S. dollar and other major currencies — produced a 12-month total return that added to the fund’s overall result. Notable positives included investments in Turkish and Brazilian government bonds. We view bonds as an important source of additional investment opportunities and diversification.

Inside the portfolio
Several of the fund’s larger and long-held investments were notable contributors to the fund’s result. For example, Anheuser-Busch InBev — which has been in the fund’s portfolio since August 2008 — gained 50.6%. The beer company is one example of the fund’s European investments with a long-term growth story stretching far beyond the continent’s borders. Over recent years, it has refocused on the Americas and select developing markets, such as China. Our analyses suggest that most of the global beer economy’s growth over the next decade will come from the Americas.

Novo Nordisk — another larger holding in which the fund has invested for many years — gained 52.6%. As the world’s largest manufacturer of insulin, demand

*Unless otherwise noted, country stock returns are based on MSCI indexes, expressed in U.S. dollars, and assume the reinvestment of dividends. Results reflect dividends net of withholding taxes, except the MSCI USA Index, which reflects dividends gross of withholding taxes.

New World Fund	3

for the Danish company’s main product has continued to build as the global diabetes epidemic unfolds. It has a consistent track record of earnings growth, a substantial proportion of which has come from developing countries.

A positive longer term outlook is, in our view, also evident among many of those investments whose recent returns did not fare so well. Consider Russia’s largest domestic drugmaker Pharmstandard, whose stock price was down 17.0% over the period, despite solid profits and third-quarter 2012 sales that rose 84% versus the same period a year earlier. Although it faces greater competition and increased regulatory and political uncertainty, our analysis suggests the firm should be well positioned to maintain revenue growth over the longer term.

HTC Corp., whose stock price declined significantly, was another of the larger detractors from the fund’s 12-month result. Our research suggested a deteriorating outlook for the Taiwanese firm amid intensifying competition from other smartphone vendors. We did, therefore, reduce our holdings in the company’s stock over time, and the fund was not invested in it as of fiscal year-end.

Looking forward
Across the globe, a number of larger economies face major fiscal challenges and are also finding it difficult to achieve the political consensus required to deal with them. Europe faces a particularly difficult economic outlook over the next few years. In the U.S., investor confidence may be shaken by the possible “fiscal cliff” — lapses in federal tax-relief provisions and tax cuts, as well as deficit-reducing spending cuts that could occur over the next few months. Meanwhile, we continue to be mindful of the potential for major regulatory or stimulus-related developments in the wake of the change in China’s political leadership.

We therefore remain alert to the possibility of further periods of broad stock market stress over coming months. That said, the fund’s investment professionals focus on individual companies and their perspective is longer term. In our view, attractive investment opportunities are still plentiful. For instance, we continue to find European companies whose developing-country revenues are helping them to thrive, despite the euro zone falling back into recession. Market volatility, while uncomfortable, has often provided us with attractively priced opportunities to invest in well-run companies with the financial strength to overcome near-term challenges.

We invite you to read the feature on page 6, “The rise and rise of the emerging middle class,” to learn more about the fund’s unique investment philosophy and how its diversified investment approach can help generate returns with the potential for lower volatility than traditional emerging markets funds.

As always, we thank you for your ongoing support and for your commitment to long-term investing.

Cordially,

Robert W. Lovelace
President

Gina H. Despres
Vice Chairman of the Board

December 11, 2012

For current information about the fund, visit americanfunds.com.

With this report, we bid farewell to New World Fund’s longtime vice chairman Gina Despres, who is retiring in March 2013 after serving in a variety of capacities since the fund’s inception in 1999. As a skilled analyst of political and economic developments worldwide, Gina has been instrumental in helping the fund navigate a challenging but fruitful period in its history. We are thankful for her dedication to pursuing New World Fund’s mission on behalf of investors. Succeeding Gina as vice chairman will be her fellow Australian Michael Thawley, who once served as that country’s ambassador to the United States. We welcome Michael to the fund.

4	New World Fund

The value of a long-term perspective

How a $10,000 investment has grown (for the period June 17, 1999, to October 31, 2012, with dividends reinvested)

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment. 1 Thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	Results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. The market indexes are unmanaged and, therefore, have no expenses.
[3]	Includes reinvested dividends of $3,744 and reinvested capital gain distributions of $2,831.
[4]	For the period June 17, 1999 (when the fund began operations), through October 31, 1999.

The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended October 31, 2012)*

	1 year	5 years	10 years	Lifetime

Class A shares	1.25%	–2.94%	13.14%	8.29%

* Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

New World Fund	5

The rise and rise of the
emerging middle class

Global growth has slowed, but the rise of the emerging middle class — the durable trend at the heart of New World Fund’s distinctive approach to investing — continues. Here we talk to the fund’s portfolio counselors about how increases in individual wealth and living standards are creating compelling longer term investment opportunities.

Rio de Janeiro, Brazil

6    New World Fund

Rob Lovelace
Portfolio counselor
Los Angeles

Mark Denning
Portfolio counselor
London

Rob Neithart
Portfolio counselor
Los Angeles

Brazil has recorded its slowest pace of growth for several years. So have China, India and Russia. Some investors are feeling unsettled, questioning what the slowdown in certain developing countries means for longer term stock returns. “Attractive longer term investment opportunities are still out there. Even in a low-growth environment, great companies can distinguish themselves,” says portfolio counselor Mark Denning. “Finding investments that appear well positioned to benefit from the rise of the emerging middle classes is the essence of New World Fund’s approach to investing. Growth may ebb and flow, but increasing affluence in developing countries is, in our view, a durable trend.”

And if you’re one of those investors who worries that low growth is synonymous with low stock returns, think again. “It can seem intuitive to assume that only positive economic growth can lead to higher stock prices, but this intuition just isn’t supported by the facts,” says portfolio counselor Rob Lovelace. Alongside Mark, Rob was one of the fund’s founding portfolio counselors in 1999. Many statistical studies covering various time periods have come to a similar conclusion: There is little linkage between economic growth and rising returns in developing countries.

The disconnect between growth and returns even has been evident over shorter periods, such as the fund’s past fiscal year. Some developing countries whose economies slowed also experienced stock market declines, while others — such as China — didn’t. The MSCI China Index rose 7.9%* in the 12 months through October 31, 2012.

Poor market, slowing economy, healthy investment
Thorough company-specific research plays a crucial role in helping the fund’s investment professionals identify those firms that can, as Mark puts it, distinguish themselves. Research also helps keep shorter term volatility in perspective. Amil Participações — one of Brazil’s largest health insurers and one of the fund’s larger Brazilian investments at fiscal year-end — is a case in point. Amil’s stock price was down during the first half of the period, in line with the broader market. And yet, despite the poor returns offered by Brazil’s stock market as a whole, the health insurer ended up among the largest individual contributors to the fund’s 12-month result.

The fund began investing in the company in October 2007, at the time of its initial public offering. “Our research suggested that it could greatly benefit from rising demand for high-quality private health insurance amid increasing business formation and employment in Brazil,” says analyst Diana Wagner. Amil has grown rapidly in recent years, and much growth potential is still apparent. Just 49 million people (one-quarter of the population) have private health insurance today; this figure could rise by up to 20 million people over the next 10 years, according to Diana. Her analysis also suggested that Amil’s scale would be beneficial amid regulatory changes that encourage consolidation — giving it scope to acquire competitors and improve profit margins through increased efficiency. And we weren’t alone in identifying the compelling potential. In October 2012, UnitedHealth Group announced a $4.3 billion bid to buy Amil, with the U.S. firm’s CEO referring to a rare opportunity for growth.

So, in contrast to the dour headlines about sluggish growth and stock market declines, some Brazilian companies continue to prosper. Increasing affluence tends to lead to greater expectations and more consumption of goods and services (such as private health care). Cash registers have, therefore, continued to ring as consumer confidence, according to a variety of measures, has proven fairly resilient.

Catching-up with a Model T Ford
Across the globe, the middle class is on the rise — its numbers, spending power and aspirations are growing. As you can see from the chart on page 8, China, India and other developing countries are, by one estimate at least, likely to account for an increasing proportion of the global middle class’s consumption. Recent estimates by the Organisation for Economic Co-operation and Development (an international group that seeks to promote economic growth) suggest that by 2030, the Asia-Pacific

*Unless otherwise noted, country stock returns are based on MSCI indexes, expressed in U.S. dollars, and assume the reinvestment of dividends. Results reflect dividends net of withholding taxes, except the MSCI USA Index, which reflects dividends gross of withholding taxes.

New World Fund	7

Developing countries: driving future middle class consumption

The relative proportions of global middle class consumption that different places account for is changing dramatically. In the chart below, the width of each band of color for a given year indicates the percentages. By 2030, for example, India and China are expected to collectively account for about one-third of the middle class’s consumption of goods and services.

Share of global middle class consumption

Source: Share of consumption data are from: The New Global Middle Class: A Cross-Over from West to East, 2010, Homi Kharas and Geoffrey Gertz; The Emerging Middle Class in Developing Countries, 2010, Homi Kharas; size and spending of global middle class data are from: Organisation for Economic Co-operation and Development (OECD), 2010. Spending calculated using 2005 U.S. dollars, translated from other currencies via purchasing power parity (PPP); PPP uses the costs of similar goods and services in different countries to determine exchange rates.

region alone will account for two-thirds of the global middle class population.

What kind of growth potential does this represent? To make the gap between current and future consumption more tangible, consider some recent estimates of China’s present consumption in terms of when the U.S. reached the same level. For example, recent figures for consumption associated with dining out, air travel and passenger cars in China are similar to the levels witnessed in the U.S. economy during the 1960s, 1950s and 1920s, respectively. In other words, when the U.S. experienced a similar level of consumer demand for cars to what China has now, the Ford Model T was still on the roads.

Middle-class consumption in China and elsewhere has a lot of room to rise. In some countries, the pace of this consumption may quicken as governments seek to steer their economies toward growth that is led by domestic consumers. “I sense that the global slowdown has reinforced the view among China’s leadership that they must continue or even hasten the economy’s shift from export- to consumption-driven growth,” says Gina Despres, vice chairman of the fund’s board, following a recent research trip to Beijing. “It will take time, but the trend seems solid and should create attractive opportunities for the fund.”

Structural economic reforms, if successful, should make China a more inviting market for equity investment, according to Mark. “The bigger picture there is that by de-emphasizing state-owned enterprises and encouraging private-sector-led growth, capital efficiency and return-on-investment should generally improve,” he says.

Chinese internet company Tencent Holdings, and several of the fund’s other larger Chinese consumer-oriented investments, have the potential to benefit from economic rebalancing. “Increasing affluence and the proliferation of broadband and smartphones are creating a virtuous circle,” says portfolio counselor Nick Grace. “Consequently, e-commerce activity in China and other developing countries is growing rapidly, and should continue to do so.” Current estimates put the number of internet users in China at about 500 million; if the experiences of South Korea or Japan are any guide, that number could rise by hundreds

8	New World Fund

of millions over the next few years. Meanwhile, some industry watchers suggest that the number of smartphones in China will increase from around 200 million at present to about 400 million in 2015.

Originally focused on online gaming, Tencent’s business now includes social networking, online advertising and e-commerce. It is extending its open-platform technology (on which it offers third-party developers’ games and apps, in exchange for a cut of their revenues) to mobile computing. It therefore seems to have potential to extend its track record of revenue growth.

What do Siberian shelves and Angolan aisles have in common?
China, Brazil and certain other countries in Asia and Latin America may garner most of the headlines, but the rise of the emerging middle classes is a global phenomenon. The fund’s diversified portfolio, which includes investments in 35 countries, bears this out: Two of the fund’s larger retail company holdings (Magnit and Shoprite Holdings) are benefitting from rising affluence in Europe and Africa.

In Russia, food retail chain Magnit has become one of the country’s largest retailers, targeting low- to middle-income shoppers. It opened its first store in 1998, and now has more than 5,300 locations. This staggering expansion has helped it to increase revenue about 30%–40% over recent years. Magnit continues to expand its presence into Siberia and other regions. In 2013, its goal is to add up to 1,000 convenience stores, 500 cosmetics shops and 60 hypermarkets across Russia.

It would be hard to think of a place more different to Siberia than sub-Saharan Africa.

Jakarta, Indonesia

New World Fund: return versus volatility
(for the 10-year period ended 10/31/12)

Returns (Class A shares) include reinvestment of all distributions.
Volatility is calculated at net asset value by Lipper using annualized standard deviation (based on monthly returns), a measure of how returns have varied from the mean; a lower number signifies lower volatility.
The market indexes are unmanaged and, therefore, have no expenses. Results for MSCI indexes reflect dividends net of withholding taxes.

Fund result shown is for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the result would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

New World Fund	9

Seoul, South Korea

Revenues without borders

Globalization of trade and the growth of capital markets around the world mean that where a company is based — or where its stock is listed — has become a less meaningful way to categorize investments. Many companies generate substantial proportions of their revenues outside of their home country or region.

For example, the proportion of total revenues that European companies derive from developed Europe has decreased dramatically — falling from about 71% in 1997 to just below 54% at the end of 2011. While the Americas region accounts for the next-largest proportion, the real growth engine for European companies has been developing markets in Latin America and Asia. The percentage of European companies’ total revenues from developing markets increased from about 21% in 2007 to just over 29% in 2011 (see chart below).

“European companies were significant contributors to the fund’s 12-month result. In some cases, a big part of that success was their revenue growth from developing countries,” says portfolio counselor Carl Kawaja. And it’s not just European companies that are benefitting in this way. Consider Taiwan Semiconductor Manufacturing — one of the fund’s larger technology sector investments. As a global leader in semiconductor design and manufacture, the Taiwanese firm has consistently generated solid sales and profits over recent years. Demand for smartphones, tablets and other mobile computing devices that rely on the firm’s chips has increased; sales in China and other high-growth markets in developing countries have played a significant role. The company is investing heavily to bolster its research and manufacturing capabilities — a move designed to help it maintain its competitive advantage over coming years.

A larger slice of the pie: Developing countries have become a greater source of revenue for European companies in recent years

Source: Morgan Stanley Research. Figures based on company financial data and Morgan Stanley Research estimates for companies comprising the MSCI Europe Index. The MSCI Europe Index is a free float adjusted market capitalization-weighted index that measures equity market results in the developed markets in Europe, consisting of more than 15 developed-market country indexes. Developing markets are defined as World ex Developed Europe, North America, Australasia and Japan.

*Data for 2011 are year-end estimates.

10	New World Fund

Nicholas Grace
Portfolio counselor
London

Carl Kawaja
Portfolio counselor
San Francisco

Chris Thomsen
Portfolio counselor
London

But at least with regard to an emerging middle class, Tomsk and other cities in Siberia are similar to urban centers such as Abuja in Nigeria. Echoing Magnit’s story, South Africa-based retailer Shoprite (not to be confused with ShopRite, the similarly named U.S.-based retail chain) is building its business across Africa amid rising levels of income. The firm has a track record of achieving strong sales growth, and is now expanding in Nigeria, Angola and several other countries.

“When you think ‘emerging middle class,’ Africa might not be the first area that comes to mind, but we are finding some very compelling opportunities there,” says portfolio counselor Chris Thomsen. Telecom company MTN Group, also based in South Africa, is one example. “MTN has skillfully executed its growth strategy — rapidly increasing its mobile phone subscriber numbers in South Africa, Nigeria and other key markets,” says analyst Natasha Braginsky Mounier. “Superior network capabilities have underpinned its market leadership in Nigeria, Ghana and many other countries. This has created a virtuous cycle of cash flow, investment and growth; the popularity and use of mobile phones have much room to grow, so we believe this could continue for years to come.”

“In many countries outside of Africa, calling prices have fallen, plus most people have mobile phones already. It can therefore be difficult for companies to grow,” says Chris. “In Africa, however, falling prices often spur greater demand and drive revenue growth among the more competitive telecom firms.”

Diversification, by design
At fiscal year-end, developing-country and developed-country equities accounted for 38.8% and 42.9% of the fund’s net assets, respectively. By emphasizing investments — wherever they’re based — that are likely to benefit from increasing affluence in developing countries, the fund’s design tends to lessen sector concentrations and volatility. After all, many developing-country stock markets are concentrated (in terms of market capitalization) in industries such as telecommunications, utilities, banking and raw materials. They also tend to be more volatile than developed-country stock markets. Conversely, in industries that clearly benefit from rising living standards — including consumer product, consumer durable, luxury goods, health care, technology and autos — many of the dominant companies in developing countries are actually multinationals based in the developed world.

The fund’s investments in developing- country bonds (12.0% of net assets) can offer an additional source of relatively stable investment returns that, over time, tend to benefit diversification. “Recent growth in the volume, diversity and credit quality of developing-country issuance has been significant,” says Rob Neithart, who joined the roster of fund portfolio counselors during the past fiscal year; he has a quarter-century of investment experience. “The scope of potential opportunities is as broad now as I’ve seen.” At fiscal year-end, 2012 was on track to break the annual record for developing-country debt issuance. Corporate bond issuance had outpaced that of sovereigns, with about $1 trillion worth of bonds (denominated in U.S. dollars and other major currencies) outstanding. The fund was invested in the bonds of 50 issuers from 35 countries as of October 31, 2012.

A reliance on research and diversification has helped the fund to deliver returns to its investors that have surpassed those of its primary benchmark, the MSCI ACWI (All Country World Index) over five years, 10 years and its lifetime. And, as can be seen from the chart on page 9, the fund’s 10-year return far exceeded that of its primary benchmark with only marginally higher volatility; incidentally, the fund’s volatility over this period was substantially less than that of developing-country stocks, as measured by the MSCI EM (Emerging Markets) Index.

“In a low-growth world, firms whose revenues come from developing countries where consumer demand is resilient have the potential to do relatively well,” says portfolio counselor Carl Kawaja. “Research is pivotal in helping to identify the ones with sound management teams and sustainable competitive advantages, while the fund’s distinctive approach can offer a less volatile way to benefit from investing in those companies.”■

New World Fund	11

Summary investment portfolio

October 31, 2012

The following summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

Industry sector diversification	(percent of net assets)

Country diversification	(percent of net assets)
China	9.9%

Euro zone*	8.7

United States	8.0

United Kingdom	5.7

Russian Federation	5.2

South Africa	5.2

Mexico	4.8

India	4.3

Brazil	4.3

Other countries	37.8

Short-term securities & other assets less liabilities	6.1

*Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, Finland, France, Germany, Greece, Italy, the Netherlands, Slovenia, and Spain.

12	New World Fund

Common stocks — 81.71%	Shares	Value (000)	Percent of net assets

Consumer discretionary — 11.95%
Naspers Ltd., Class N	2,342,400	$152,072.80%
Owns operations in pay-TV, Internet services, print media and book publishing.

Golden Eagle Retail Group Ltd.	68,162,000	149,516.78
Department store chain operator in China.

Hankook Tire Co., Ltd.[1]	2,897,476	122,211.64
Global tire manufacturer based in South Korea.

Truworths International Ltd.	10,633,000	115,765.61
Retailer of fashion apparel operating mainly in South Africa.

Tata Motors Ltd.	23,422,249	110,918.58
Automobile manufacturer based in India, with operations in the U.K., South Korea, Thailand, Spain and South Africa.

Toyota Motor Corp.	2,658,000	102,051.53
One of the world’s largest automotive manufacturers.

Kia Motors Corp.	1,765,270	98,089.51
One of South Korea’s leading automobile manufacturers.

Swatch Group Ltd, non-registered shares	142,850	59,116
Swatch Group Ltd	468,022	33,997.49
One of the world’s largest watch manufacturers.

Other securities		1,337,119	7.01

		2,280,854	11.95

Consumer staples — 11.19%
Nestlé SA	3,836,100	243,438	1.28
Global packaged food and beverage company based in Switzerland.

OJSC Magnit (GDR)[2]	3,095,500	109,890	1.06
OJSC Magnit (GDR)	2,624,227	93,160
Major food retail chain in Russia.

Anheuser-Busch InBev NV	2,365,592	197,798	1.04
One of the world’s largest brewers.

Shoprite Holdings Ltd.	8,653,056	177,938.93
Major food retailer in Africa.

Pernod Ricard SA	1,276,973	137,427.72
Produces wine, spirits and nonalcoholic beverages.

Other securities		1,175,391	6.16

		2,135,042	11.19

Financials — 10.38%
Sberbank of Russia (ADR)	7,793,500	91,150
Sberbank of Russia (GDR)[3]	4,872,547	56,960.78
Russia’s largest bank.

Kasikornbank PCL	19,544,138	114,778.60
Thailand-based commercial bank.

Agricultural Bank of China, Class H	259,581,000	112,540.59
One of the largest banks in China.

PT Bank Rakyat Indonesia (Persero) Tbk	134,202,000	103,394.54
One of Indonesia’s oldest and largest banks.

Grupo Financiero Santander México, SAB de CV, Class B (ADR)[1]	7,370,100	100,749.53
Mexico-based banking subsidiary of Banco Santander.

Bank of the Philippine Islands	50,635,809	99,563.52
One of the oldest and largest financial institutions in the Philippines.

Siam Commercial Bank PCL	18,265,000	95,943.50
Commercial bank based in Thailand.

Itaú Unibanco Holding SA, preferred nominative	4,662,996	68,187
Itaú Unibanco Holding SA, preferred nominative (ADR)	1,593,930	23,240.48
One of Brazil’s leading private commercial banks.

Other securities		1,114,711	5.84

		1,981,215	10.38

New World Fund	13

Common stocks	Shares	Value (000)	Percent of net assets

Industrials — 8.04%
International Container Terminal Services, Inc.[3]	106,272,920	$183,162.96%
Operates container terminals and related port services in the Philippines.

Schneider Electric SA	1,738,482	108,690.57
An international supplier of industrial electrical equipment and industrial automation equipment.

Intertek Group PLC	1,940,500	88,277.46
Provider of business research, consulting and training to the financial services industry.

Other securities		1,154,858	6.05

		1,534,987	8.04

Health care — 7.30%
Novo Nordisk A/S, Class B	1,289,050	207,736	1.09
A global leader in drugs to treat diabetes.

Baxter International Inc.	2,697,000	168,913.89
A leading maker of blood products, renal products and IV supplies and solutions.

JSC Pharmstandard (GDR)[1,3]	8,210,618	120,696
JSC Pharmstandard (GDR)[1,2,3]	392,700	5,773.66
Leading pharmaceutical company in Russia specializing in generics.

Cochlear Ltd.	1,570,000	116,021.61
Major designer and manufacturer of hearing implants and hearing aids sold around the world.

Hikma Pharmaceuticals PLC	9,453,562	112,816.59
Multinational pharmaceutical company based in the United Kingdom.

Teva Pharmaceutical Industries Ltd. (ADR)	2,676,000	108,164.57
The leading drug company in Israel, and one of the largest generic drug companies in the U.S.

Other securities		552,014	2.89

		1,392,133	7.30

Information technology — 7.04%
Samsung Electronics Co. Ltd.	179,032	215,049
Samsung Electronics Co. Ltd., nonvoting preferred	53,200	38,634	1.33
Korea’s top electronics manufacturer and a global leader in semiconductor production.

Mail.Ru Group Ltd. (GDR)	4,156,705	138,626
Mail.Ru Group Ltd. (GDR)[2]	585,830	19,537.83
Major Internet company in Russia.

Tencent Holdings Ltd.	4,351,000	153,828.80
Major Internet service portal in China.

Baidu, Inc., Class A (ADR)[1]	1,183,300	126,163.66
Internet search engine in China that also operates a Japanese language service.

Google Inc., Class A1	160,500	109,103.57
One of the most frequently used website search engines in the world.

Other securities		543,165	2.85

		1,344,105	7.04

14	New World Fund

	Shares	Value (000)	Percent of net assets

Energy — 6.79%
InterOil Corp.[1,3]	2,484,825	$160,221.84%
Engaged in the exploration and development of oil and natural gas properties in Papua New Guinea.

Pacific Rubiales Energy Corp.	6,528,728	153,552.80
Oil and gas exploration company focused on Colombia, as well as eastern Peru and Guatemala.

Ophir Energy PLC[1]	14,173,782	126,830.67
Oil and gas exploration company with assets in Africa.

Royal Dutch Shell PLC, Class B	2,769,300	97,892.59
Royal Dutch Shell PLC, Class B (ADR)	210,000	14,832
A global group of energy and oil companies.

Oil Search Ltd.	14,481,082	111,839.59
This oil and gas exploration company operates mostly in Papua New Guinea.

Other securities		630,278	3.30

		1,295,444	6.79

Telecommunication services — 6.76%
América Móvil, SAB de CV, Series L (ADR)	13,458,948	340,377	1.88
América Móvil, SAB de CV, Series L	14,316,500	18,183
Latin America’s largest integrated communications provider.

MTN Group Ltd.	13,178,048	237,613	1.24
Major telecommunications provider serving Africa and the Middle East.

SOFTBANK CORP.	5,220,600	165,257.87
Internet and telecommunications conglomerate and distributor of digital media and software.

Turkcell Iletisim Hizmetleri AS1	24,995,000	152,689.80
Owner and operator of GSM network in Turkey.

PT XL Axiata Tbk	140,550,665	100,236.53
Indonesia-based mobile telecommunications services provider.

Other securities		275,312	1.44

		1,289,667	6.76

Materials — 6.19%
PT Semen Gresik (Persero) Tbk	80,257,500	124,501.65
Cement production company based in Indonesia.

Linde AG	535,092	89,989.47
Major industrial gas company headquartered in Germany.

Other securities		966,611	5.07

		1,181,101	6.19

Utilities — 2.67%
ENN Energy Holdings Ltd.	34,936,000	145,378.76
China-based operator of gas pipeline infrastructure and a distributor of piped and bottled gas.

PT Perusahaan Gas Negara (Persero) Tbk	257,953,500	124,881.65
Explores for and produces oil and gas in Indonesia.

Other securities		240,836	1.26

		511,095	2.67

Miscellaneous — 3.40%
Other common stocks in initial period of acquisition		648,108	3.40

Total common stocks (cost: $12,299,312,000)		15,593,751	81.71

New World Fund	15

Rights — 0.00%		Value (000)	Percent of net assets

Miscellaneous — 0.00%
Other rights in initial period of acquisition		$755.00%

Total rights (cost: $750,000)		755.00

Convertible securities — 0.05%

Miscellaneous — 0.05%
Other convertible securities in initial period of acquisition		8,911.05

Total convertible securities (cost: $8,166,000)		8,911.05

Bonds & notes — 12.12%	Principal amount (000)

Bonds & notes of governments outside the U.S. — 9.58%
United Mexican States Government:
Global 3.625%–6.375% 2013–2110	$93,220	111,371	1.19
3.50%–8.00% 2015–2040[4]	MXN1,381,396	116,496

Other securities		1,601,323	8.39

		1,829,190	9.58

Telecommunication services — 0.15%
América Móvil, SAB de CV 8.46% 2036	MXN28,000	2,254.01

Other securities		25,953.14

		28,207.15

Information technology — 0.01%
Samsung Electronics America, Inc., 1.75% 2017[2]	$2,075	2,099.01

Other — 2.38%
Other securities		453,970	2.38

Total bonds & notes (cost: $2,028,049,000)		2,313,466	12.12

Short-term securities — 5.50%

Freddie Mac 0.14%–0.18% due 1/7–3/15/2013	263,493	263,415	1.38

Fannie Mae 0.14%–0.18% due 11/28/2012–7/1/2013	223,639	223,546	1.17

U.S. Treasury Bills 0.141%–0.145% due 11/8/2012–2/14/2013	130,500	130,472.68

Federal Home Loan Bank 0.125%–0.15% due 11/14/2012–1/18/2013	95,300	95,284.50

Other securities		337,184	1.77

Total short-term securities (cost: $1,049,856,000)		1,049,901	5.50

Total investment securities (cost: $15,386,133,000)		18,966,784	99.38

Other assets less liabilities		117,385.62

Net assets		$19,084,169	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed. The descriptions of the companies shown in the summary investment portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Registered Public Accounting Firm.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Miscellaneous” and “Other securities” include securities which were valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities was $24,843,000, which represented .13% of the net assets of the fund.

16	New World Fund

Forward currency contracts

The fund has entered into a forward currency contract to sell currency as shown in the following table. The open forward currency contract shown is generally indicative of the level of activity over the prior 12-month period.

			Contract amount
					Unrealized appreciation at 10/31/2012 (000)
	Settlement date	Counterparty	Receive (000)	Deliver (000)
Sales:
South African rand	11/9/2012	Barclays Bank PLC	$11,216	ZAR96,000	$158

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended October 31, 2012, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 10/31/2012 (000)
International Container Terminal Services, Inc.	96,994,000	9,278,920	—	106,272,920	$1,041	$183,162

InterOil Corp.[1]	2,465,375	19,450	—	2,484,825	—	160,221

JSC Pharmstandard (GDR)[1]	7,720,618	490,000	—	8,210,618	—	120,696
JSC Pharmstandard (GDR)[1,2]	392,700	—	—	392,700	—	5,773

REXLot Holdings Ltd.	388,304,500	35,150,000	—	423,454,500	918	30,598

Aquarius Platinum Ltd. (GBP denominated)[1]	—	20,887,239	—	20,887,239	—	12,640
Aquarius Platinum Ltd.[1]	9,230,000	17,935,025	21,110,000	6,055,025	—	3,614

Heritage Oil Ltd.[5]	15,788,874	—	5,425,000	10,363,874	—	—

					$1,959	$516,704

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $817,332,000, which represented 4.28% of the net assets of the fund.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	Unaffiliated issuer at 10/31/2012.

Key to abbreviations and symbols
ADR = American Depositary Receipts
GDR = Global Depositary Receipts
GBP = British pounds
MXN = Mexican pesos
ZAR = South African rand

See Notes to Financial Statements

New World Fund	17

Financial statements

Statement of assets and liabilities at October 31, 2012	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $14,928,794)	$18,450,080
Affiliated issuers (cost: $457,339)	516,704	$18,966,784

Cash denominated in currencies other than U.S. dollars (cost: $6,783)		6,786
Cash		85,280
Unrealized appreciation on open forward currency contracts		158
Receivables for:
Sales of investments	64,505
Sales of fund’s shares	41,543
Dividends and interest	49,656	155,704

		19,214,712
Liabilities:
Payables for:
Purchases of investments	70,607
Repurchases of fund’s shares	36,478
Investment advisory services	9,130
Services provided by related parties	10,155
Directors’ deferred compensation	1,766
Other	2,407	130,543

Net assets at October 31, 2012		$19,084,169

Net assets consist of:
Capital paid in on shares of capital stock		$15,834,585
Undistributed net investment income		133,055
Accumulated net realized loss		(461,974)
Net unrealized appreciation		3,578,503

Net assets at October 31, 2012		$19,084,169

(dollars and shares in thousands, except per-share amounts)
Total authorized capital stock — 500,000 shares, $.01 par value (365,359 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share

Class A	$11,755,060	224,165	$52.44

Class B	237,013	4,607	51.45

Class C	937,802	18,509	50.67

Class F-1	2,052,128	39,398	52.09

Class F-2	1,105,994	21,056	52.53

Class 529-A	664,134	12,757	52.06

Class 529-B	25,556	501	51.01

Class 529-C	149,807	2,951	50.77

Class 529-E	31,592	612	51.65

Class 529-F-1	34,290	658	52.13

Class R-1	33,209	654	50.76

Class R-2	338,515	6,663	50.80

Class R-3	414,514	8,008	51.76

Class R-4	291,872	5,582	52.29

Class R-5	382,815	7,267	52.68

Class R-6	629,868	11,971	52.61

See Notes to Financial Statements

18	New World Fund

Statement of operations for the year ended October 31, 2012	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $29,888; also includes $1,959 from affiliates)	$329,152
Interest (net of non-U.S. taxes of $521)	139,345	$468,497

Fees and expenses*:
Investment advisory services	104,129
Distribution services	51,650
Transfer agent services	36,322
Administrative services	3,860
Reports to shareholders	1,512
Registration statement and prospectus	460
Directors’ compensation	653
Auditing and legal	151
Custodian	5,731
State and local taxes	217
Other	929	205,614

Net investment income		262,883

Net realized gain and unrealized appreciation on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $21; also includes $40,001 net loss from affiliates)	94,980
Forward currency contracts	4,155
Currency transactions	(5,703)	93,432

Net unrealized appreciation on:
Investments (net of non-U.S. taxes of $2,028)	957,468
Forward currency contracts	646
Currency translations	321	958,435

Net realized gain and unrealized appreciation on investments, forward currency contracts and currency		1,051,867

Net increase in net assets resulting from operations		$1,314,750

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets	(dollars in thousands)

	Year ended October 31
	2012	2011

Operations:
Net investment income	$262,883	$260,009
Net realized gain on investments, forward currency contracts and currency transactions	93,432	500,479
Net unrealized appreciation (depreciation) on investments, forward currency contracts and currency translations	958,435	(2,409,361)

Net increase (decrease) in net assets resulting from operations	1,314,750	(1,648,873)

Dividends paid to shareholders from net investment income	(271,120)	(288,196)

Net capital share transactions	(605,790)	254,592

Total increase (decrease) in net assets	437,840	(1,682,477)

Net assets:
Beginning of year	18,646,329	20,328,806

End of year (including undistributed net investment income: $133,055 and $174,790, respectively)	$19,084,169	$18,646,329

See Notes to Financial Statements

New World Fund	19

Notes to financial statements

1. Organization

New World Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term capital appreciation by investing in stocks and bonds with significant exposure to countries that have developing economies and/or markets. Shareholders approved a proposal to reorganize the fund from a Maryland corporation to a Delaware statutory trust. The reorganization may be completed in 2012 or 2013; however, the fund reserves the right to delay the implementation.

The fund has 16 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and six retirement plan share classes (Classes R-1, R-2, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are further described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature

Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None

Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years

Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years

Class 529-C	None	1% for redemptions within one year of purchase	None

Class 529-E	None	None	None

Classes F-1, F-2 and 529-F-1	None	None	None

Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None

*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2. Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

20	New World Fund

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs

All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer

Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the fund’s board of directors as further described below. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring

New World Fund	21

after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of directors has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of directors with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self- evaluation program facilitated by the investment adviser’s compliance group.

Classifications The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of October 31, 2012 (dollars in thousands):

	Investment securities

	Level 1*	Level 2	Level 3	Total

Assets:
Common stocks:
Consumer discretionary	$2,280,854	$—	$—	$2,280,854
Consumer staples	2,135,042	—	—	2,135,042
Financials	1,981,215	—	—	1,981,215
Industrials	1,531,795	3,192	—	1,534,987
Health care	1,392,133	—	—	1,392,133
Information technology	1,344,105	—	—	1,344,105
Energy	1,295,444	—	—	1,295,444
Telecommunication services	1,289,667	—	—	1,289,667
Materials	1,159,525	21,576	—	1,181,101
Utilities	511,095	—	—	511,095
Miscellaneous	648,033	—	75	648,108
Rights	755	—	—	755
Convertible securities	—	8,911	—	8,911
Bonds & notes:
Bonds & notes of governments outside the U.S.	—	1,829,190	—	1,829,190
Corporate bonds & notes	—	30,306	—	30,306
Other	—	453,970	—	453,970
Short-term securities	—	1,049,901	—	1,049,901

Total	$15,569,663	$3,397,046	$75	$18,966,784

*	Securities with a market value of $10,833,679,000, which represented 56.77% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.

22	New World Fund

	Other Investments†

	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on open forward currency contracts	$—	$158	$—	$158

†	Forward currency contracts are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of adverse political, social, economic or market developments in the countries or regions in which the issuer operates. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in emerging and developing countries.

Investing in developing countries — Investing in countries with emerging or developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities.

Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Credit risk is gauged, in part, by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk.

Investing in lower rated bonds — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

New World Fund	23

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts based on the applicable exchange rates and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended October 31, 2012, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2008, by state tax authorities for tax years before 2007 and by tax authorities outside the U.S. for tax years before 2005.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; net capital losses; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended October 31, 2012, the fund reclassified $33,432,000 from undistributed net investment income to accumulated net realized loss and $66,000 from undistributed net investment income to capital paid in on shares of capital stock to align financial reporting with tax reporting.

24	New World Fund

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after October 31, 2011, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of October 31, 2012, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)

Undistributed ordinary income	$232,773
Capital loss carryforward expiring 2017*	(449,288)

Gross unrealized appreciation on investment securities	4,538,247
Gross unrealized depreciation on investment securities	(1,068,027)
Net unrealized appreciation on investment securities	3,470,220

Cost of investment securities	15,496,564

*Reflects the utilization of capital loss carryforward of $128,250,000. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended October 31

Share class	2012	2011

Class A	$178,719	$193,890

Class B	1,627	2,759

Class C	7,026	9,725

Class F-1	27,912	28,760

Class F-2	17,317	15,043

Class 529-A	9,295	8,281

Class 529-B	168	254

Class 529-C	1,061	1,073

Class 529-E	372	355

Class 529-F-1	503	420

Class R-1	287	363

Class R-2	2,515	2,877

Class R-3	4,934	4,841

Class R-4	4,065	4,055

Class R-5	6,771	9,367

Class R-6	8,548	6,133

Total	$271,120	$288,196

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.850% on the first $500 million of daily net assets and decreasing to 0.490% on such assets in excess of $21 billion. For the year ended October 31, 2012, the investment advisory services fee was $104,129,000, which was equivalent to an annualized rate of 0.564% of average daily net assets.

New World Fund	25

Class-specific fees and expenses Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of October 31, 2012, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits

Class A	0.30%	0.30%

Class 529-A	0.30	0.50

Classes B and 529-B	1.00	1.00

Classes C, 529-C and R-1	1.00	1.00

Class R-2	0.75	1.00

Classes 529-E and R-3	0.50	0.75

Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

During the period November 1, 2011, through December 31, 2011, only Class A and B shares were subject to the shareholder services agreement with AFS. During this period, AFS and other third parties were compensated for providing transfer agent services to Class C, F, 529 and R shares through the fees paid by the fund to CRMC under the fund’s administrative services agreement with CRMC as described in the administrative services section below; CRMC paid for any transfer agent services expenses in excess of 0.10% of the respective average daily net assets of each of such share classes.

Effective January 1, 2012, the shareholder services agreement with AFS was modified to include Class C, F, 529 and R shares and payment for transfer agent services for such classes under the administrative services agreement terminated. Under this structure, transfer agent services expenses for some classes may exceed 0.10% of average daily net assets, resulting in an increase in expenses paid by some share classes.

For the year ended October 31, 2012, the total transfer agent services fee paid under these agreements was $36,322,000, of which $35,012,000 was paid by the fund to AFS and $1,310,000 was paid by the fund to CRMC through its administrative services agreement with the fund. Amounts paid to CRMC by the fund were then paid by CRMC to AFS and other third parties.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

26	New World Fund

During the period November 1, 2011, through December 31, 2011, the agreement applied only to Class C, F, 529 and R shares. The agreement also required CRMC to arrange for the provision of transfer agent services for such share classes, which paid CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) of their respective average daily net assets. During this period, up to 0.05% of these fees were used to compensate CRMC for performing administrative services; all other amounts paid under this agreement were used to compensate AFS and other third parties for transfer agent services.

Effective January 1, 2012, the administrative services agreement with CRMC was modified to include Class A shares. Under the revised agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets to CRMC for administrative services. Fees for transfer agent services are no longer included as part of the administrative services fee paid by the fund to CRMC.

For the year ended October 31, 2012, total fees paid to CRMC for performing administrative services were $3,860,000.

529 plan services — Each 529 share class is subject to service fees to compensate the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses on the accompanying financial statements. The Commonwealth of Virginia is not considered a related party.

Class-specific expenses under the agreements described above for the year ended October 31, 2012, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services	529 plan services

Class A	$26,265	$25,820	$972	Not applicable

Class B	2,606	600	Not applicable	Not applicable

Class C	9,493	2,129	361	Not applicable

Class F-1	4,728	2,485	679	Not applicable

Class F-2	Not applicable	1,050	480	Not applicable

Class 529-A	1,229	1,077	284	$623

Class 529-B	280	55	13	28

Class 529-C	1,429	268	65	143

Class 529-E	151	37	14	30

Class 529-F-1	—	53	14	31

Class R-1	367	63	20	Not applicable

Class R-2	2,442	1,413	167	Not applicable

Class R-3	1,985	780	208	Not applicable

Class R-4	675	275	141	Not applicable

Class R-5	Not applicable	206	187	Not applicable

Class R-6	Not applicable	11	255	Not applicable

Total class-specific expenses	$51,650	$36,322	$3,860	$855

Directors’ deferred compensation — Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $653,000, shown on the accompanying financial statements, includes $408,000 in current fees (either paid in cash or deferred) and a net increase of $245,000 in the value of the deferred amounts.

Affiliated officers and directors — Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

New World Fund	27

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of dividends		Repurchases*		Net (decrease) increase

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended October 31, 2012
Class A	$1,155,086	23,190	$174,473	3,778	$(2,157,230)	(43,571)	$(827,671)	(16,603)

Class B	7,158	146	1,608	35	(89,111)	(1,831)	(80,345)	(1,650)

Class C	113,976	2,359	6,898	153	(241,301)	(5,025)	(120,427)	(2,513)

Class F-1	603,370	12,399	27,707	604	(514,320)	(10,449)	116,757	2,554

Class F-2	328,860	6,605	15,800	343	(221,225)	(4,464)	123,435	2,484

Class 529-A	99,880	2,028	9,290	202	(83,652)	(1,699)	25,518	531

Class 529-B	748	15	167	4	(9,356)	(194)	(8,441)	(175)

Class 529-C	27,064	562	1,060	24	(28,373)	(593)	(249)	(7)

Class 529-E	5,161	106	372	8	(5,604)	(114)	(71)	—

Class 529-F-1	9,047	185	495	11	(5,344)	(109)	4,198	87

Class R-1	9,681	200	286	6	(19,096)	(401)	(9,129)	(195)

Class R-2	99,910	2,065	2,511	56	(114,934)	(2,384)	(12,513)	(263)

Class R-3	146,785	2,990	4,926	108	(154,328)	(3,162)	(2,617)	(64)

Class R-4	100,235	2,017	4,064	88	(86,787)	(1,744)	17,512	361

Class R-5	75,788	1,518	6,759	146	(84,243)	(1,677)	(1,696)	(13)

Class R-6	216,457	4,334	8,544	185	(55,052)	(1,104)	169,949	3,415

Total net increase (decrease)	$2,999,206	60,719	$264,960	5,751	$(3,869,956)	(78,521)	$(605,790)	(12,051)

Year ended October 31, 2011
Class A	$2,460,713	45,785	$187,694	3,477	$(2,789,952)	(52,825)	$(141,545)	(3,563)

Class B	32,391	612	2,705	51	(115,337)	(2,216)	(80,241)	(1,553)

Class C	260,977	5,001	9,443	180	(282,318)	(5,527)	(11,898)	(346)

Class F-1	752,414	14,220	27,572	514	(657,541)	(12,623)	122,445	2,111

Class F-2	396,921	7,379	12,962	240	(218,066)	(4,201)	191,817	3,418

Class 529-A	163,909	3,080	8,280	155	(65,149)	(1,242)	107,040	1,993

Class 529-B	3,537	67	254	4	(9,705)	(187)	(5,914)	(116)

Class 529-C	46,164	884	1,072	20	(19,130)	(373)	28,106	531

Class 529-E	7,749	146	355	7	(3,740)	(72)	4,364	81

Class 529-F-1	11,552	217	420	8	(6,639)	(127)	5,333	98

Class R-1	17,859	345	362	7	(17,595)	(341)	626	11

Class R-2	135,267	2,612	2,873	55	(134,874)	(2,621)	3,266	46

Class R-3	187,026	3,551	4,834	90	(155,499)	(2,962)	36,361	679

Class R-4	115,868	2,181	4,052	75	(102,384)	(1,960)	17,536	296

Class R-5	159,717	3,050	9,357	173	(327,580)	(6,059)	(158,506)	(2,836)

Class R-6	171,193	3,262	6,132	113	(41,523)	(786)	135,802	2,589

Total net increase (decrease)	$4,923,257	92,392	$278,367	5,169	$(4,947,032)	(94,122)	$254,592	3,439

*Includes exchanges between share classes of the fund.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $4,300,732,000 and $4,672,134,000, respectively, during the year ended October 31, 2012.

28	New World Fund

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions

	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers[3]	Ratio of net income to average net assets[3]

Class A:
Year ended 10/31/2012	$49.61	$.73	$2.86	$3.59	$(.76)	$—	$(.76)	$52.44	7.43%	$11,755	1.07%	1.07%	1.47%
Year ended 10/31/2011	54.58	.71	(4.90)	(4.19)	(.78)	—	(.78)	49.61	(7.80)	11,945	1.02	1.02	1.33
Year ended 10/31/2010	44.76	.77	9.62	10.39	(.57)	—	(.57)	54.58	23.43	13,335	1.04	1.04	1.60
Year ended 10/31/2009	32.48	.76	12.03	12.79	(.51)	—	(.51)	44.76	40.04	10,369	1.18	1.17	2.11
Year ended 10/31/2008	65.91	1.13	(29.59)	(28.46)	(1.18)	(3.79)	(4.97)	32.48	(46.63)	7,371	1.01	.95	2.10

Class B:
Year ended 10/31/2012	48.55	.33	2.84	3.17	(.27)	—	(.27)	51.45	6.61	237	1.84	1.84	.68
Year ended 10/31/2011	53.42	.28	(4.79)	(4.51)	(.36)	—	(.36)	48.55	(8.51)	304	1.80	1.80	.54
Year ended 10/31/2010	43.87	.38	9.43	9.81	(.26)	—	(.26)	53.42	22.48	417	1.82	1.82	.81
Year ended 10/31/2009	31.68	.48	11.82	12.30	(.11)	—	(.11)	43.87	38.94	399	1.96	1.95	1.35
Year ended 10/31/2008	64.48	.70	(28.92)	(28.22)	(.79)	(3.79)	(4.58)	31.68	(47.04)	308	1.79	1.73	1.32

Class C:
Year ended 10/31/2012	47.91	.32	2.78	3.10	(.34)	—	(.34)	50.67	6.57	938	1.87	1.87	.66
Year ended 10/31/2011	52.80	.29	(4.74)	(4.45)	(.44)	—	(.44)	47.91	(8.51)	1,007	1.79	1.79	.56
Year ended 10/31/2010	43.43	.39	9.31	9.70	(.33)	—	(.33)	52.80	22.51	1,128	1.82	1.82	.83
Year ended 10/31/2009	31.32	.48	11.73	12.21	(.10)	—	(.10)	43.43	39.03	835	1.90	1.89	1.36
Year ended 10/31/2008	63.83	.67	(28.59)	(27.92)	(.80)	(3.79)	(4.59)	31.32	(47.06)	551	1.81	1.76	1.29

Class F-1:
Year ended 10/31/2012	49.28	.75	2.83	3.58	(.77)	—	(.77)	52.09	7.47	2,052	1.03	1.03	1.51
Year ended 10/31/2011	54.23	.71	(4.86)	(4.15)	(.80)	—	(.80)	49.28	(7.78)	1,816	1.02	1.02	1.34
Year ended 10/31/2010	44.51	.77	9.55	10.32	(.60)	—	(.60)	54.23	23.43	1,884	1.04	1.04	1.61
Year ended 10/31/2009	32.28	.77	11.96	12.73	(.50)	—	(.50)	44.51	40.14	1,115	1.11	1.11	2.13
Year ended 10/31/2008	65.54	1.11	(29.39)	(28.28)	(1.19)	(3.79)	(4.98)	32.28	(46.64)	686	1.02	.96	2.08

Class F-2:
Year ended 10/31/2012	49.71	.88	2.85	3.73	(.91)	—	(.91)	52.53	7.77	1,106.77		.77	1.77
Year ended 10/31/2011	54.68	.86	(4.91)	(4.05)	(.92)	—	(.92)	49.71	(7.54)	923.76		.76	1.61
Year ended 10/31/2010	44.86	.91	9.63	10.54	(.72)	—	(.72)	54.68	23.77	829.76		.76	1.89
Year ended 10/31/2009	32.50	.75	12.17	12.92	(.56)	—	(.56)	44.86	40.51	402.83		.82	1.89
Period from 8/1/2008 to 10/31/2008[4]	52.88	.19	(20.57)	(20.38)	—	—	—	32.50	(38.52)	47.20		.19	.49

Class 529-A:
Year ended 10/31/2012	49.29	.70	2.83	3.53	(.76)	—	(.76)	52.06	7.36	664	1.13	1.13	1.42
Year ended 10/31/2011	54.24	.69	(4.87)	(4.18)	(.77)	—	(.77)	49.29	(7.81)	602	1.06	1.06	1.30
Year ended 10/31/2010	44.51	.75	9.55	10.30	(.57)	—	(.57)	54.24	23.37	555	1.08	1.08	1.57
Year ended 10/31/2009	32.31	.75	11.97	12.72	(.52)	—	(.52)	44.51	40.06	374	1.18	1.17	2.09
Year ended 10/31/2008	65.60	1.10	(29.43)	(28.33)	(1.17)	(3.79)	(4.96)	32.31	(46.66)	234	1.05	.99	2.06

Class 529-B:
Year ended 10/31/2012	48.17	.28	2.82	3.10	(.26)	—	(.26)	51.01	6.50	26	1.94	1.94	.58
Year ended 10/31/2011	53.02	.24	(4.76)	(4.52)	(.33)	—	(.33)	48.17	(8.58)	33	1.88	1.88	.46
Year ended 10/31/2010	43.57	.34	9.37	9.71	(.26)	—	(.26)	53.02	22.38	42	1.90	1.90	.73
Year ended 10/31/2009	31.51	.45	11.75	12.20	(.14)	—	(.14)	43.57	38.91	37	2.01	2.00	1.29
Year ended 10/31/2008	64.17	.64	(28.75)	(28.11)	(.76)	(3.79)	(4.55)	31.51	(47.10)	26	1.88	1.82	1.23

Class 529-C:
Year ended 10/31/2012	48.05	.29	2.79	3.08	(.36)	—	(.36)	50.77	6.51	150	1.94	1.94	.60
Year ended 10/31/2011	52.98	.25	(4.76)	(4.51)	(.42)	—	(.42)	48.05	(8.58)	142	1.88	1.88	.49
Year ended 10/31/2010	43.57	.36	9.35	9.71	(.30)	—	(.30)	52.98	22.39	129	1.89	1.89	.76
Year ended 10/31/2009	31.50	.44	11.76	12.20	(.13)	—	(.13)	43.57	38.89	87	2.00	2.00	1.26
Year ended 10/31/2008	64.17	.65	(28.76)	(28.11)	(.77)	(3.79)	(4.56)	31.50	(47.09)	55	1.87	1.82	1.24

Class 529-E:
Year ended 10/31/2012	48.87	.57	2.82	3.39	(.61)	—	(.61)	51.65	7.10	32	1.38	1.38	1.16
Year ended 10/31/2011	53.81	.53	(4.83)	(4.30)	(.64)	—	(.64)	48.87	(8.10)	30	1.35	1.35	1.00
Year ended 10/31/2010	44.19	.60	9.49	10.09	(.47)	—	(.47)	53.81	23.01	29	1.38	1.38	1.27
Year ended 10/31/2009	32.03	.63	11.90	12.53	(.37)	—	(.37)	44.19	39.61	19	1.49	1.48	1.78
Year ended 10/31/2008	65.10	.92	(29.20)	(28.28)	(1.00)	(3.79)	(4.79)	32.03	(46.82)	12	1.36	1.31	1.74

See page 30 for footnotes.

New World Fund	29

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions

	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers[3]		Ratio of net income to average net assets[3]

Class 529-F-1:
Year ended 10/31/2012	$49.36	$.80	$2.83	$3.63	$(.86)	$—	$(.86)	$52.13	7.59%	$34.93%		.93%		1.62%
Year ended 10/31/2011	54.31	.79	(4.88)	(4.09)	(.86)	—	(.86)	49.36	(7.65)	28.87		.87		1.50
Year ended 10/31/2010	44.55	.85	9.56	10.41	(.65)	—	(.65)	54.31	23.63	26.88		.88		1.77
Year ended 10/31/2009	32.36	.81	11.97	12.78	(.59)	—	(.59)	44.55	40.31	15.99		.98		2.27
Year ended 10/31/2008	65.66	1.20	(29.46)	(28.26)	(1.25)	(3.79)	(5.04)	32.36	(46.55)	9.86		.81		2.24

Class R-1:
Year ended 10/31/2012	47.98	.34	2.79	3.13	(.35)	—	(.35)	50.76	6.61	33	1.83	1.83		.70
Year ended 10/31/2011	52.87	.28	(4.75)	(4.47)	(.42)	—	(.42)	47.98	(8.53)	41	1.82	1.82		.53
Year ended 10/31/2010	43.51	.38	9.33	9.71	(.35)	—	(.35)	52.87	22.44	44	1.85	1.85		.80
Year ended 10/31/2009	31.45	.43	11.77	12.20	(.14)	—	(.14)	43.51	38.94	32	1.96	1.96		1.20
Year ended 10/31/2008	64.12	.67	(28.68)	(28.01)	(.87)	(3.79)	(4.66)	31.45	(47.04)	14	1.79	1.74		1.28

Class R-2:
Year ended 10/31/2012	48.04	.34	2.79	3.13	(.37)	—	(.37)	50.80	6.60	338	1.83	1.83		.71
Year ended 10/31/2011	52.91	.29	(4.75)	(4.46)	(.41)	—	(.41)	48.04	(8.49)	333	1.80	1.80		.55
Year ended 10/31/2010	43.50	.37	9.33	9.70	(.29)	—	(.29)	52.91	22.45	364	1.84	1.84		.80
Year ended 10/31/2009	31.48	.43	11.74	12.17	(.15)	—	(.15)	43.50	38.80	280	2.03	2.02		1.22
Year ended 10/31/2008	64.18	.65	(28.74)	(28.09)	(.82)	(3.79)	(4.61)	31.48	(47.09)	157	1.87	1.81		1.24

Class R-3:
Year ended 10/31/2012	48.97	.58	2.82	3.40	(.61)	—	(.61)	51.76	7.12	414	1.36	1.36		1.18
Year ended 10/31/2011	53.91	.53	(4.84)	(4.31)	(.63)	—	(.63)	48.97	(8.09)	395	1.35	1.35		1.00
Year ended 10/31/2010	44.29	.61	9.50	10.11	(.49)	—	(.49)	53.91	23.01	398	1.38	1.38		1.28
Year ended 10/31/2009	32.09	.64	11.93	12.57	(.37)	—	(.37)	44.29	39.66	279	1.47	1.46		1.77
Year ended 10/31/2008	65.24	.92	(29.25)	(28.33)	(1.03)	(3.79)	(4.82)	32.09	(46.82)	149	1.37	1.31		1.74

Class R-4:
Year ended 10/31/2012	49.46	.76	2.85	3.61	(.78)	—	(.78)	52.29	7.50	292	1.01	1.01		1.53
Year ended 10/31/2011	54.43	.71	(4.89)	(4.18)	(.79)	—	(.79)	49.46	(7.80)	258	1.01	1.01		1.34
Year ended 10/31/2010	44.68	.78	9.59	10.37	(.62)	—	(.62)	54.43	23.46	268	1.03	1.03		1.63
Year ended 10/31/2009	32.43	.76	12.02	12.78	(.53)	—	(.53)	44.68	40.13	170	1.11	1.10		2.07
Year ended 10/31/2008	65.83	1.11	(29.54)	(28.43)	(1.18)	(3.79)	(4.97)	32.43	(46.64)	78	1.04	.98		2.09

Class R-5:
Year ended 10/31/2012	49.85	.91	2.86	3.77	(.94)	—	(.94)	52.68	7.81	383.72		.72		1.82
Year ended 10/31/2011	54.81	.84	(4.88)	(4.04)	(.92)	—	(.92)	49.85	(7.50)	363.71		.71		1.57
Year ended 10/31/2010	44.94	.91	9.66	10.57	(.70)	—	(.70)	54.81	23.79	554.74		.74		1.90
Year ended 10/31/2009	32.65	.93	12.02	12.95	(.66)	—	(.66)	44.94	40.56	450.80		.80		2.65
Year ended 10/31/2008	66.19	1.27	(29.70)	(28.43)	(1.32)	(3.79)	(5.11)	32.65	(46.48)	495.73		.68		2.37

Class R-6:
Year ended 10/31/2012	49.80	.94	2.84	3.78	(.97)	—	(.97)	52.61	7.87	630.66		.66		1.89
Year ended 10/31/2011	54.76	.90	(4.91)	(4.01)	(.95)	—	(.95)	49.80	(7.46)	426.66		.66		1.70
Year ended 10/31/2010	44.85	.94	9.65	10.59	(.68)	—	(.68)	54.76	23.89	327.68		.68		1.96
Six months ended 10/31/2009[4]	34.02	.40	10.43	10.83	—	—	—	44.85	31.83	232.75		5.75	5	1.94	5

	Year ended October 31

	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	25%	25%	20%	36%	35%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.
[4]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[5]	Annualized.

See Notes to Financial Statements

30	New World Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of New World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of New World Fund, Inc. (the “Fund”), including the summary investment portfolio, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New World Fund, Inc. as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
December 11, 2012

New World Fund    31

Expense example	unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (May 1, 2012, through October 31, 2012).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

32    New World Fund

	Beginning account value 5/1/2012	Ending account value 10/31/2012	Expenses paid during period*	Annualized expense ratio

Class A — actual return	$1,000.00	$1,011.57	$5.41	1.07%
Class A — assumed 5% return	1,000.00	1,019.76	5.43	1.07

Class B — actual return	1,000.00	1,007.65	9.29	1.84
Class B — assumed 5% return	1,000.00	1,015.89	9.32	1.84

Class C — actual return	1,000.00	1,007.57	9.49	1.88
Class C — assumed 5% return	1,000.00	1,015.69	9.53	1.88

Class F-1 — actual return	1,000.00	1,011.85	5.16	1.02
Class F-1 — assumed 5% return	1,000.00	1,020.01	5.18	1.02

Class F-2 — actual return	1,000.00	1,013.09	3.90	.77
Class F-2 — assumed 5% return	1,000.00	1,021.27	3.91	.77

Class 529-A — actual return	1,000.00	1,011.27	5.71	1.13
Class 529-A — assumed 5% return	1,000.00	1,019.46	5.74	1.13

Class 529-B — actual return	1,000.00	1,007.09	9.79	1.94
Class 529-B — assumed 5% return	1,000.00	1,015.38	9.83	1.94

Class 529-C — actual return	1,000.00	1,007.12	9.79	1.94
Class 529-C — assumed 5% return	1,000.00	1,015.38	9.83	1.94

Class 529-E — actual return	1,000.00	1,009.96	6.97	1.38
Class 529-E — assumed 5% return	1,000.00	1,018.20	7.00	1.38

Class 529-F-1 — actual return	1,000.00	1,012.21	4.70	.93
Class 529-F-1 — assumed 5% return	1,000.00	1,020.46	4.72	.93

Class R-1 — actual return	1,000.00	1,007.74	9.24	1.83
Class R-1 — assumed 5% return	1,000.00	1,015.94	9.27	1.83

Class R-2 — actual return	1,000.00	1,007.52	9.29	1.84
Class R-2 — assumed 5% return	1,000.00	1,015.89	9.32	1.84

Class R-3 — actual return	1,000.00	1,009.94	6.92	1.37
Class R-3 — assumed 5% return	1,000.00	1,018.25	6.95	1.37

Class R-4 — actual return	1,000.00	1,011.81	5.16	1.02
Class R-4 — assumed 5% return	1,000.00	1,020.01	5.18	1.02

Class R-5 — actual return	1,000.00	1,013.25	3.64	.72
Class R-5 — assumed 5% return	1,000.00	1,021.52	3.66	.72

Class R-6 — actual return	1,000.00	1,013.67	3.34	.66
Class R-6 — assumed 5% return	1,000.00	1,021.82	3.35	.66

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 366 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year.
The fund hereby designates the following amounts for the fund’s fiscal year ended October 31, 2012:

Foreign taxes	$0.08 per share

Foreign source income	$1.32 per share

Qualified dividend income	100%

Corporate dividends received deduction	$19,861,000

U.S. government income that may be exempt from state taxation	$200,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2013, to determine the calendar year amounts to be included on their 2012 tax returns. Shareholders should consult their tax advisers.

New World Fund    33

Other share class results	unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended September 30, 2012 (the most recent calendar quarter-end):

	1 year	5 years	10 years/ Life of class[1]

Class B shares[2]
Reflecting applicable contingent deferred sales charge (CDSC), maximum of 5%, payable only if shares are sold within six years of purchase	12.70%	–1.25%	13.35%
Not reflecting CDSC	17.70	–0.89	13.35

Class C shares
Reflecting CDSC, maximum of 1%, payable only if shares are sold within one year of purchase	16.69	–0.89	13.16
Not reflecting CDSC	17.69	–0.89	13.16

Class F-1 shares[3]
Not reflecting annual asset-based fee charged by sponsoring firm	18.65	–0.10	14.05

Class F-2 shares[3] — first sold 8/1/08
Not reflecting annual asset-based fee charged by sponsoring firm	18.97	—	1.46

Class 529-A shares[4]
Reflecting 5.75% maximum sales charge	11.72	–1.33	13.35
Not reflecting maximum sales charge	18.55	–0.15	14.02

Class 529-B shares[2,4]
Reflecting applicable CDSC, maximum of 5%, payable only if shares are sold within six years of purchase	12.57	–1.34	13.24
Not reflecting CDSC	17.57	–0.97	13.24

Class 529-C shares[4]
Reflecting CDSC, maximum of 1%, payable only if shares are sold within one year of purchase	16.60	–0.96	13.06
Not reflecting CDSC	17.60	–0.96	13.06

Class 529-E shares[3,4]	18.23	–0.45	13.65

Class 529-F-1 shares[3,4]
Not reflecting annual asset-based fee charged by sponsoring firm	18.78	0.04	14.15

[1] Applicable to Class F-2 shares only. All other share classes reflect 10-year results.
[2] These shares are not available for purchase.
[3] These shares are sold without any initial or contingent deferred sales charge.
[4] Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

For information regarding the differences among the various share classes, refer to the fund prospectus.

34    New World Fund

Board of directors and other officers

“Independent” directors1

Name and age	Year first elected a director of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex[3] overseen by director	Other directorships[4] held by director

Elisabeth Allison, 66	1999	Senior Business Advisor, Harvard Medical School; former Partner, ANZI, Ltd. (transactional work specializing in joint ventures and strategic alliances)	3	None

Vanessa C.L. Chang, 60	2005	Director, EL & EL Investments (real estate)	6	Edison International; Transocean Ltd.

Jaime Chico Pardo, 62	2011	Chairman of the Board and CEO, ENESA, S.A. de C.V. (private fund primarily operating and investing in the energy and health care sectors); former Co-Chairman, IDEAL, S.A. de C.V. (public company investing and operating infrastructure assets); former Vice Chairman of the Board and CEO, TELMEX, S.A. de C.V. (telecommunications)	3	AT&T, Inc.; Honeywell International, Inc.; IDEAL, S.A. de C.V.

Nicholas Donatiello, Jr., 52	2008	President and CEO, Odyssey Ventures, Inc. (business strategy and marketing consulting)	3	Dolby Laboratories, Inc.

Koichi Itoh, 72 Chairman of the Board (Independent and Non-Executive)	1999	Chairman of the Board, Itoh Building Co., Ltd. (building management)	6	None

William H. Kling, 70	1999	President Emeritus, American Public Media	10	None

William I. Miller, 56	1999	President, The Wallace Foundation; Chairman of the Board, Irwin Management Company; former Chairman of the Board and CEO, Irwin Financial Corporation	3	Cummins, Inc.

Alessandro Ovi, 68	2001	Publisher and Editor, Technology Review; President, TechRev.srl; former Special Advisor to the Italian Prime Minister; former Special Advisor to the President of the European Commission	3	Guala Closures SpA; Landi Renzo SpA; ST Microelectronics SNV

Robert A. Fox and John G. McDonald, directors of the fund since 1999, retired from the board on December 31, 2012. The directors thank Messrs. Fox and McDonald for their dedication and service to the fund.

“Interested” directors[5,6]

Name, age and position with fund	Year first elected a director or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex[3] overseen by director	Other directorships[4] held by director

Gina H. Despres, 71 Vice Chairman of the Board	1999	Senior Vice President, Capital Research and Management Company; Senior Vice President, Capital Strategy Research, Inc.[7]	3	None

Robert W. Lovelace, 50 President	1999	Executive Vice President and Director, Capital Research and Management Company; Senior Vice President — Capital World Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]	2	None

The fund’s statement of additional information includes further details about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-4225 or by visiting the American Funds website at americanfunds.com. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 36 for footnotes.

New World Fund	35

Other officers6

Name, age and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund

Mark E. Denning, 55 Senior Vice President	1999	Senior Vice President — Capital Research Global Investors, Capital Research Company;[7] Director, Capital Research and Management Company

Nicholas J. Grace, 46 Senior Vice President	2008	Senior Vice President — Capital World Investors, Capital Research Company[7]

Michael J. Thawley, 62 Senior Vice President	2008	Senior Vice President, Capital Research and Management Company; Senior Vice President and International Advisor, Capital Strategy Research, Inc.;[7] former Australian Ambassador to the United States

Walter R. Burkley, 46 Vice President	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company

Michael J. Downer, 57 Vice President	2003	Director, Senior Vice President and Secretary, Capital Research and Management Company; Director, American Funds Distributors, Inc.;[7] Chairman of the Board, Capital Bank and Trust Company[7]

Bradford F. Freer, 43 Vice President	2006	Senior Vice President — Capital World Investors, Capital Research Company;[7] Director, Capital Research Company[7]

F. Galen Hoskin, 48 Vice President	2008	Senior Vice President — Capital World Investors, Capital Research Company;[7] Director, Capital Strategy Research, Inc.[7]

Carl M. Kawaja, 48 Vice President	1999	Senior Vice President — Capital World Investors, Capital Research and Management Company; Director, Capital International, Inc.;[7] Chairman of the Board, Capital International Asset Management (Canada), Inc.;[7] Director, The Capital Group Companies, Inc.[7]

Winnie Kwan, 40 Vice President	2010	Senior Vice President — Capital Research Global Investors, Capital Research Company[7]

Vincent P. Corti, 56 Secretary	1999	Vice President — Fund Business Management Group, Capital Research and Management Company

Brian C. Janssen, 40 Treasurer	2010	Vice President — Fund Business Management Group, Capital Research and Management Company

Dori Laskin, 61 Assistant Treasurer	2010	Vice President — Fund Business Management Group, Capital Research and Management Company

Ari M. Vinocor, 38 Assistant Treasurer	2011	Vice President — Fund Business Management Group, Capital Research and Management Company

[1]	The term “independent” director refers to a director who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Directors and officers of the fund serve until their resignation, removal or retirement.
[3]	Capital Research and Management Company manages the American Funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 19 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; American Funds Portfolio Series,SM which is composed of eight funds; and American Funds College Target Date Series,SM which is composed of seven funds.
[4]	This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each director as a director or trustee of a public company or a registered investment company.
[5]	”Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the officers listed, with the exception of Winnie Kwan, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

36	New World Fund

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
K&L Gates LLP
Four Embarcadero Center, Suite 1200
San Francisco, CA 94111-5994

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete October 31, 2012, portfolio of New World Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

New World Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of New World Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2012, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The right choice for the long term®

The American Funds difference

Since 1931, American Funds has helped investors pursue long-term investment success. Our consistent approach — in combination with a proven system — has resulted in a superior long-term track record.

Consistent approach
We base our decisions on a long-term perspective because we believe it is the best way to achieve superior long-term investment results. Our portfolio counselors average 25 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]

Proven system
Our system combines individual accountability with teamwork. Each fund is divided into portions that are managed by investment professionals with varied backgrounds, ages and investment styles. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 60% of 10-year periods and 67% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

1	As of 12/31/11.
2	Based on Class A share results for periods through 12/31/11. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date.
3	Based on management fees for the 20-year period ended 12/31/11 versus comparable Lipper categories, excluding funds of funds.

American Funds span a range of investment objectives

■	Growth funds
AMCAP Fund® EuroPacific Growth Fund®
The Growth Fund of America® The New Economy Fund® New Perspective Fund® New World Fund® SMALLCAP World Fund®

■	Growth-and-income funds
American Mutual Fund®
Capital World Growth and Income Fund® Fundamental InvestorsSM
International Growth and Income FundSM The Investment Company of America® Washington Mutual Investors FundSM

■	Equity-income funds
Capital Income Builder® The Income Fund of America®

■	Balanced funds
American Balanced Fund®
American Funds Global Balanced FundSM

■	Bond funds
American Funds Mortgage Fund® American High-Income Trust® The Bond Fund of America®
Capital World Bond Fund®
Intermediate Bond Fund of America® Short-Term Bond Fund of America® U.S. Government Securities Fund®

■	Tax-exempt bond funds
American Funds Short-Term Tax-Exempt Bond Fund®
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of America®
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
American Funds Tax-Exempt Fund of New York®
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

■	Money market fund
American Funds Money Market Fund®

■	American Funds Portfolio SeriesSM
American Funds Global Growth PortfolioSM
American Funds Growth PortfolioSM
American Funds Growth and Income PortfolioSM
American Funds Balanced PortfolioSM
American Funds Income PortfolioSM
American Funds Tax-Advantaged Income PortfolioSM
American Funds Preservation PortfolioSM
American Funds Tax-Exempt Preservation PortfolioSM

■	American Funds Target Date Retirement Series®

■	American Funds College Target Date SeriesSM

The Capital Group Companies
American Funds	Capital Research and Management	Capital International	Capital Guardian	Capital Bank and Trust

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Vanessa C.L. Chang, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2011	$94,000
2012	$97,000

b) Audit-Related Fees:
2011	$6,000
2012	$6,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2011	$38,000
2012	None
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2011	None

2012	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2011	$1,005,000
2012	$1,028,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2011	$36,000
2012	$18,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2011	$2,000
2012	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,647,000 for fiscal year 2011 and $1,640,000 for fiscal year 2012. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

New World Fund®

Investment portfolio

October 31, 2012

Common stocks — 81.71%	Shares	Value (000)

CONSUMER DISCRETIONARY — 11.95%
Naspers Ltd., Class N	2,342,400	$ 152,072
Golden Eagle Retail Group Ltd.	68,162,000	149,516
Hankook Tire Co., Ltd.	2,897,476	122,211
Truworths International Ltd.	10,633,000	115,765
Tata Motors Ltd.	23,422,249	110,918
Toyota Motor Corp.	2,658,000	102,051
Kia Motors Corp.	1,765,270	98,089
Swatch Group Ltd, non-registered shares	142,850	59,116
Swatch Group Ltd	468,022	33,997
Bayerische Motoren Werke AG	1,058,000	84,268
Hyundai Mobis Co., Ltd.	318,148	81,098
Melco Crown Entertainment Ltd. (ADR)[1]	5,322,000	77,222
Honda Motor Co., Ltd.	2,410,000	72,152
Arcos Dorados Holdings Inc., Class A	5,317,000	68,642
Wynn Macau, Ltd.	23,793,200	67,388
Li & Fung Ltd.	36,443,800	61,131
Hero MotoCorp Ltd.	1,741,394	60,857
Nissan Motor Co., Ltd.	6,905,000	57,779
L’Occitane International SA	16,218,500	50,539
Zhongsheng Group Holdings Ltd.	38,276,000	49,487
Ctrip.com International, Ltd. (ADR)[1]	2,366,000	47,344
Chow Sang Sang Holdings International Ltd.	21,483,000	45,849
Techtronic Industries Co. Ltd.	23,902,000	45,521
Mr Price Group Ltd.	2,744,522	42,399
MGM China Holdings Ltd.	23,248,800	41,998
Hyundai Motor Co.	186,800	38,453
Shangri-La Asia Ltd.	16,870,000	32,651
Sands China Ltd.	8,240,000	30,993
REXLot Holdings Ltd.[2]	423,454,500	30,598
PT Astra International Tbk	32,820,000	27,507
Dongfeng Motor Group Co., Ltd., Class H	21,435,000	26,552
WPP PLC	1,890,000	24,385
PPR SA	135,000	23,736
Nikon Corp.	840,000	21,360
Modern Times Group MTG AB, Class B	690,000	21,013
Inchcape PLC	2,960,000	19,202
Intercontinental Hotels Group PLC	774,667	19,127
Daimler AG	310,000	14,475
Desarrolladora Homex, SA de CV (ADR)[1]	1,060,000	14,045
General Motors Co.[1]	548,000	13,974
Maruti Suzuki India Ltd.	466,000	12,456
Belle International Holdings Ltd.	3,690,000	6,875
Gourmet Master Co., Ltd.	852,872	6,043
		2,280,854

CONSUMER STAPLES — 11.19%
Nestlé SA	3,836,100	243,438
OJSC Magnit (GDR)[3]	3,095,500	109,890
OJSC Magnit (GDR)	2,624,227	93,160
Anheuser-Busch InBev NV	2,365,592	197,798
Shoprite Holdings Ltd.	8,653,056	177,938
Pernod Ricard SA	1,276,973	137,427
Coca-Cola Icecek AS, Class C	3,853,750	74,818
United Breweries Ltd.	5,131,864	73,599
China Resources Enterprise, Ltd.	21,378,000	69,513
SABMiller PLC	1,575,700	67,498
United Spirits Ltd.	3,044,752	66,546
M. Dias Branco SA, ordinary nominative	1,855,000	62,288
Coca-Cola Co.	1,610,000	59,860
British American Tobacco PLC	1,180,000	58,450
Wal-Mart de México, SAB de CV, Series V (ADR)	1,500,000	44,175
Wal-Mart de México, SAB de CV, Series V	3,874,000	11,441
PepsiCo, Inc.	778,700	53,917
Grupo Nutresa SA	3,864,997	51,695
Grupo Modelo, SAB de CV, Series C	5,000,000	44,066
Unilever NV, depository receipts	1,090,000	40,025
Wumart Stores, Inc., Class H	22,535,000	40,010
Henkel AG & Co. KGaA, nonvoting preferred	470,000	37,532
Procter & Gamble Co.	513,000	35,520
L’Oréal SA, non-registered shares	265,000	33,754
Kimberly-Clark de México, SAB de CV, Class A	12,000,000	28,813
ITC Ltd.	5,156,330	27,083
Cia. de Bebidas das Américas – AmBev, preferred nominative (ADR)	650,000	26,513
Japan Tobacco Inc.	783,000	21,637
Avon Products, Inc.	1,300,000	20,137
Tingyi (Cayman Islands) Holding Corp.	6,380,000	18,975
China Yurun Food Group Ltd.[1]	24,584,000	18,018
Hengan International Group Co. Ltd.	1,951,000	17,773
CP ALL PCL	11,750,000	15,239
Mondelez International, Inc.	570,000	15,128
Hypermarcas SA, ordinary nominative[1]	1,890,000	15,028
Olam International Ltd.	6,236,786	10,073
Wilmar International Ltd.	3,262,000	8,263
Danone SA	112,200	6,897
Adecoagro SA1	120,600	1,107
		2,135,042

FINANCIALS — 10.38%
Sberbank of Russia (ADR)	7,793,500	91,150
Sberbank of Russia (GDR)[3]	4,872,547	56,960
Kasikornbank PCL	19,544,138	114,778
Kasikornbank PCL, nonvoting depository receipt	4,985,862	29,118
Agricultural Bank of China, Class H	259,581,000	112,540
PT Bank Rakyat Indonesia (Persero) Tbk	134,202,000	103,394
Grupo Financiero Santander México, SAB de CV, Class B (ADR)[1]	7,370,100	100,749
Bank of the Philippine Islands	50,635,809	99,563
Siam Commercial Bank PCL	18,265,000	95,943
Itaú Unibanco Holding SA, preferred nominative	4,662,996	68,187
Itaú Unibanco Holding SA, preferred nominative (ADR)	1,593,930	23,240
Prudential PLC	6,273,431	85,900
Banco Bilbao Vizcaya Argentaria, SA	9,900,202	82,601
Housing Development Finance Corp. Ltd.	5,001,090	70,872
Itaúsa – Investimentos Itaú SA, preferred nominative	13,207,332	57,874
American Tower Corp.	760,000	57,220
HDFC Bank Ltd.	4,700,000	55,409
AIA Group Ltd.	13,926,000	55,164
UniCredit SpA[1]	12,447,069	54,950
Ping An Insurance (Group) Co. of China, Ltd., Class H	6,925,000	54,864
Kotak Mahindra Bank Ltd.	4,650,000	52,188
OJSC NOMOS Bank (GDR)[1,3]	1,997,000	26,640
Industrial and Commercial Bank of China Ltd., Class H	64,690,595	42,821
Türkiye Garanti Bankasi AS	8,559,582	40,876
China Life Insurance Co. Ltd., Class H	11,625,000	34,350
ACE Ltd.	425,000	33,426
Citigroup Inc.	892,000	33,352
Chongqing Rural Commercial Bank Co., Ltd., Class H	68,012,000	31,944
Banco Bradesco SA, preferred nominative	1,976,099	31,134
Banco Santander, SA1	3,831,698	28,751
Banco Santander (Brasil) SA, units	3,474,600	23,865
Banco Santander (Brasil) SA, units (ADR)	143,300	974
BR MALLS Participações SA, ordinary nominative	1,694,600	22,277
Bank of China Ltd., Class H	47,531,000	19,564
Brookfield Asset Management Inc., Class A	562,000	19,355
CITIC Securities Co. Ltd., Class H	8,326,500	15,622
China Construction Bank Corp., Class H	18,725,000	14,110
Bank Pekao SA	280,000	13,445
BM&FBOVESPA SA, ordinary nominative	1,812,000	11,598
Longfor Properties Co. Ltd.	3,323,500	5,866
Bao Viet Holdings	2,931,430	4,218
ICICI Bank Ltd.	200,000	3,904
C C Land Holdings Ltd.	2,000,000	459
		1,981,215

INDUSTRIALS — 8.04%
International Container Terminal Services, Inc.[2]	106,272,920	183,162
Schneider Electric SA	1,738,482	108,690
Intertek Group PLC	1,940,500	88,277
Cummins Inc.	912,000	85,345
Beijing Enterprises Holdings Ltd.	12,128,000	78,323
Bureau Veritas SA	707,716	75,155
Jardine Matheson Holdings Ltd.	1,195,000	73,612
JG Summit Holdings, Inc.	88,454,300	70,858
Alliance Global Group, Inc.	167,000,000	60,322
Aggreko PLC	1,593,032	55,271
SGS SA	23,101	48,916
Johnson Electric Holdings Ltd.	73,912,000	47,494
United Technologies Corp.	607,000	47,443
AirAsia Bhd.	46,108,000	45,866
Atlas Copco AB, Class A	1,174,500	28,880
Atlas Copco AB, Class B	723,000	15,838
Shanghai Industrial Holdings Ltd.	13,331,000	42,831
CCR SA, ordinary nominative	4,520,700	39,753
Siemens AG	391,700	39,367
Container Corp. of India Ltd.	1,900,000	35,462
KONE Oyj, Class B	452,900	32,433
Koc Holding AS, Class B	6,772,150	31,811
Cebu Air, Inc.	20,046,500	27,835
ASSA ABLOY AB, Class B	814,331	27,145
Prysmian SpA	1,176,622	22,632
KBR, Inc.	802,601	22,361
Hutchison Port Holdings Trust	28,098,000	21,916
Nabtesco Corp.	840,000	15,636
Legrand SA	280,000	10,786
Vallourec SA	260,000	10,695
Kühne + Nagel International AG	88,000	10,271
Makita Corp.	242,400	9,580
Komatsu Ltd.	454,500	9,519
Kubota Corp.	813,000	8,310
PT Bakrie & Brothers Tbk[1,4]	1,332,820,100	3,192
		1,534,987

HEALTH CARE — 7.30%
Novo Nordisk A/S, Class B	1,289,050	207,736
Baxter International Inc.	2,697,000	168,913
JSC Pharmstandard (GDR)[1,2]	8,210,618	120,696
JSC Pharmstandard (GDR)[1,2,3]	392,700	5,773
Cochlear Ltd.	1,570,000	116,021
Hikma Pharmaceuticals PLC	9,453,562	112,816
Teva Pharmaceutical Industries Ltd. (ADR)	2,676,000	108,164
Novartis AG	1,255,000	75,532
Novartis AG (ADR)	170,000	10,278
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	58,360,000	78,917
Bayer AG	840,500	73,198
Amil Participações SA, ordinary nominative	4,364,200	65,644
Grifols, SA, Class A1	1,607,986	55,773
Grifols, SA, Class B1	387,793	9,801
Krka, dd, Novo mesto	755,000	46,972
Life Healthcare Group Holdings Ltd.	12,125,000	45,853
Waters Corp.[1]	455,000	37,224
PT Kalbe Farma Tbk	346,400,000	34,983
Richter Gedeon Nyrt	61,000	11,377
Mindray Medical International Ltd., Class A (ADR)	190,000	6,462
		1,392,133

INFORMATION TECHNOLOGY — 7.04%
Samsung Electronics Co. Ltd.	179,032	215,049
Samsung Electronics Co. Ltd., nonvoting preferred	53,200	38,634
Mail.ru Group Ltd. (GDR)	4,156,705	138,626
Mail.ru Group Ltd. (GDR)[3]	585,830	19,537
Tencent Holdings Ltd.	4,351,000	153,828
Baidu, Inc., Class A (ADR)[1]	1,183,300	126,163
Google Inc., Class A1	160,500	109,103
Taiwan Semiconductor Manufacturing Co. Ltd.	23,800,000	72,266
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	1,000,000	15,900
Kingboard Chemical Holdings Ltd.	27,984,632	83,231
NetEase, Inc. (ADR)[1]	1,475,064	79,653
Avago Technologies Ltd.	1,537,000	50,767
Oracle Corp.	1,550,000	48,127
LG Display Co., Ltd.[1]	1,075,000	31,937
Murata Manufacturing Co., Ltd.	555,000	26,975
TDK Corp.	713,000	26,768
AAC Technologies Holdings Inc.	5,580,000	19,944
Spectris PLC	647,000	18,042
Halma PLC	2,225,000	14,808
Yahoo! Inc.[1]	775,000	13,028
KLA-Tencor Corp.	226,000	10,514
SINA Corp.[1]	153,300	8,375
Corning Inc.	640,000	7,520
Infineon Technologies AG	772,600	5,257
Kingboard Laminates Holdings Ltd.	11,975,606	5,099
Digital China Holdings Ltd.	1,512,000	2,544
Nokia Corp.	608,200	1,638
Nokia Corp. (ADR)	289,300	772
		1,344,105

ENERGY — 6.79%
InterOil Corp.[1,2]	2,484,825	160,221
Pacific Rubiales Energy Corp.	6,528,728	153,552
Ophir Energy PLC[1]	14,173,782	126,830
Royal Dutch Shell PLC, Class B	2,769,300	97,892
Royal Dutch Shell PLC, Class B (ADR)	210,000	14,832
Oil Search Ltd.	14,481,082	111,839
OJSC Gazprom (ADR)	8,142,000	74,377
Petróleo Brasileiro SA – Petrobras, ordinary nominative (ADR)	2,756,900	58,474
Petróleo Brasileiro SA – Petrobras, preferred nominative (ADR)	770,000	15,808
Cobalt International Energy, Inc.[1]	2,830,000	58,892
Cairn India Ltd.[1]	7,247,000	45,332
Saipem SpA, Class S	995,000	44,700
Essar Energy PLC[1]	19,963,500	44,104
Gulf Keystone Petroleum Ltd.[1,3]	13,140,000	39,706
Gulf Keystone Petroleum Ltd.[1]	624,750	1,888
Noble Energy, Inc.	400,000	38,004
TOTAL SA	500,000	25,158
TOTAL SA (ADR)	155,000	7,812
China National Offshore Oil Corp.	15,861,000	32,950
Heritage Oil Ltd.[1]	10,363,874	32,329
Chevron Corp.	175,500	19,342
Sasol Ltd.	440,000	18,776
BP PLC	2,480,000	17,741
INPEX CORP.	3,065	17,469
Türkiye Petrol Rafinerileri AS	670,000	16,372
Eni SpA	553,384	12,703
Harvest Natural Resources, Inc.[1]	955,400	8,341
		1,295,444

TELECOMMUNICATION SERVICES — 6.76%
América Móvil, SAB de CV, Series L (ADR)	13,458,948	340,377
América Móvil, SAB de CV, Series L	14,316,500	18,183
MTN Group Ltd.	13,178,048	237,613
SOFTBANK CORP.	5,220,600	165,257
Turkcell Iletisim Hizmetleri AS1	24,995,000	152,689
PT XL Axiata Tbk	140,550,665	100,236
Millicom International Cellular SA (SDR)	998,440	86,253
China Communications Services Corp. Ltd., Class H	95,767,200	54,000
China Telecom Corp. Ltd., Class H	73,892,000	43,953
Philippine Long Distance Telephone Co.	382,700	24,618
Telekomunikacja Polska SA	5,000,200	18,888
Hellenic Telecommunications Organization SA1	4,108,500	18,106
Vodafone Group PLC	5,400,000	14,662
OJSC Mobile TeleSystems (ADR)	510,000	8,741
PT Indosat Tbk	9,000,000	6,091
		1,289,667

MATERIALS — 6.19%
PT Semen Gresik (Persero) Tbk	80,257,500	124,501
Linde AG	535,092	89,989
Givaudan SA	55,362	55,404
Ambuja Cements Ltd.	14,432,000	54,380
Grasim Industries Ltd.	487,655	30,033
Grasim Industries Ltd. (GDR)[4]	350,345	21,576
Nitto Denko Corp.	1,065,000	48,294
Orica Ltd.	1,752,252	45,691
Celanese Corp., Series A	1,196,000	45,436
Yara International ASA	955,000	44,992
K+S AG	895,000	42,342
Northam Platinum Ltd.	11,167,345	41,987
Holcim Ltd	559,676	38,191
PT Indocement Tunggal Prakarsa Tbk	16,389,500	36,516
Petropavlovsk PLC	5,576,440	36,293
Impala Platinum Holdings Ltd.	1,854,083	33,358
Potash Corp. of Saskatchewan Inc.	765,000	30,883
International Flavors & Fragrances Inc.	475,000	30,695
Solvay NV	240,000	28,855
Israel Chemicals Ltd.	2,285,000	28,594
Akzo Nobel NV	480,000	26,112
ArcelorMittal	1,650,000	24,445
BHP Billiton PLC	700,000	22,429
African Minerals Ltd.[1]	4,803,102	21,180
Sigma-Aldrich Corp.	295,000	20,691
Vedanta Resources PLC	1,098,918	20,110
Vale SA, Class A, preferred nominative	1,032,000	18,470
Aquarius Platinum Ltd. (GBP denominated)[1,2]	20,887,239	12,640
Aquarius Platinum Ltd.[1,2]	6,055,025	3,614
Sinofert Holdings Ltd.	75,174,000	15,908
Duratex SA, ordinary nominative	1,970,400	13,708
Vicat S.A.	245,980	13,250
Wacker Chemie AG	228,000	12,879
ACC Ltd.	490,000	12,561
First Quantum Minerals Ltd.	486,000	10,924
Sika AG, non-registered shares	4,850	10,119
Anhui Conch Cement Co. Ltd., Class H	1,565,500	5,414
Formosa Chemicals & Fibre Corp.	2,084,000	4,937
Cliffs Natural Resources Inc.	102,000	3,700
		1,181,101

UTILITIES — 2.67%
ENN Energy Holdings Ltd.	34,936,000	145,378
PT Perusahaan Gas Negara (Persero) Tbk	257,953,500	124,881
Huaneng Power International, Inc. Class H	79,600,000	63,680
Power Grid Corp. of India Ltd.	26,022,500	55,146
Cheung Kong Infrastructure Holdings Ltd.	8,340,000	48,856
CLP Holdings Ltd.	3,125,000	26,653
Energy World Corp. Ltd.[1]	45,157,000	17,110
Cia. Energética de Minas Gerais – CEMIG, preferred nominative (ADR)	668,000	8,009
Cia. Energética de Minas Gerais – CEMIG, preferred nominative	462,500	5,534
EDP - Energias do Brasil SA	1,350,000	8,441
PGE Polska Grupa Energetyczna SA	1,367,000	7,407
		511,095

MISCELLANEOUS — 3.40%
Other common stocks in initial period of acquisition		648,108

Total common stocks (cost: $12,299,312,000)		15,593,751

Rights — 0.00%

MISCELLANEOUS — 0.00%
Other rights in initial period of acquisition		755

Total rights (cost: $750,000)		755

		Value
Convertible securities — 0.05%		(000)

MISCELLANEOUS — 0.05%
Other convertible securities in initial period of acquisition		$ 8,911

Total convertible securities (cost: $8,166,000)		8,911

	Principal amount
Bonds & notes — 12.12%	(000)

BONDS & NOTES OF GOVERNMENTS OUTSIDE THE U.S. — 9.58%
United Mexican States Government Global, Series A, 6.375% 2013	$10,000	10,140
United Mexican States Government, Series M10, 8.00% 2015	MXN477,500	39,537
United Mexican States Government, Series M, 5.00% 2017	70,900	5,391
United Mexican States Government Global, Series A, 5.625% 2017	$14,550	17,082
United Mexican States Government 3.50% 2017[5]	MXN189,373	16,687
United Mexican States Government 4.00% 2019[5]	113,150	10,424
United Mexican States Government Global, Series A, 5.125% 2020	$22,220	26,664
United Mexican States Government, Series M, 6.50% 2021	MXN469,400	38,404
United Mexican States Government Global, Series A, 3.625% 2022	$12,000	13,140
United Mexican States Government Global, Series A, 6.05% 2040	24,050	32,047
United Mexican States Government 4.00% 2040[5]	MXN61,073	6,053
United Mexican States Government Global, Series A, 5.75% 2110	$10,400	12,298
Turkey (Republic of) 4.00% 2015[5]	TRY29,572	17,848
Turkey (Republic of) 10.00% 2015	8,550	5,109
Turkey (Republic of) 7.00% 2016	$12,750	14,854
Turkey (Republic of) 9.00% 2016	TRY1,500	881
Turkey (Republic of) 6.75% 2018	$15,200	18,210
Turkey (Republic of) 7.00% 2019	3,500	4,306
Turkey (Republic of) 10.50% 2020	TRY 1,500	964
Turkey (Republic of) 3.00% 2021[5]	33,029	20,050
Turkey (Republic of) 5.625% 2021	$32,200	37,594
Turkey (Republic of) 9.50% 2022	TRY54,300	33,322
Turkey (Republic of) 6.875% 2036	$ 7,500	9,679
Turkey (Republic of) 6.00% 2041	16,000	18,860
Brazil (Federal Republic of) 6.00% 2015[5]	BRL12,881	7,070
Brazil (Federal Republic of) 6.00% 2016[5]	9,909	5,527
Brazil (Federal Republic of) 6.00% 2017[5]	18,238	10,414
Brazil (Federal Republic of) Global 8.00% 2018[6]	$5,595	6,588
Brazil (Federal Republic of) 6.00% 2018[5]	BRL9,855	5,673
Brazil (Federal Republic of) Global 8.875% 2019	$6,100	8,814
Brazil (Federal Republic of) 6.00% 2020[5]	BRL22,741	13,464
Brazil (Federal Republic of) Global 4.875% 2021	$13,900	16,715
Brazil (Federal Republic of) Global 12.50% 2022	BRL7,000	5,170
Brazil (Federal Republic of) Global 10.125% 2027	$11,500	20,815
Brazil (Federal Republic of) Global 10.25% 2028	BRL11,250	7,201
Brazil (Federal Republic of) Global 7.125% 2037	$11,730	17,712
Brazil (Federal Republic of) Global 11.00% 2040	7,300	9,271
Brazil (Federal Republic of) Global 5.625% 2041	20,220	25,983
Brazil (Federal Republic of) 6.00% 2045[5]	BRL27,909	19,141
Philippines (Republic of), Series 743, 8.75% 2013	PHP461,650	11,514
Philippines (Republic of) 9.375% 2017	$4,000	5,300
Philippines (Republic of), Series 751, 5.00% 2018	PHP420,000	10,548
Philippines (Republic of) 5.875% 2018	650,000	16,988
Philippines (Republic of) 9.875% 2019	$19,100	27,790
Philippines (Republic of) 4.95% 2021	PHP1,190,000	31,846
Philippines (Republic of) 6.375% 2022	500,000	13,700
Philippines (Republic of) 5.50% 2026	$ 7,000	8,872
Philippines (Republic of) 7.75% 2031	16,070	24,888
Philippines (Republic of) 8.125% 2035	PHP 84,000	2,621
Philippines (Republic of) 6.25% 2036	860,000	24,470
Colombia (Republic of) Global 12.00% 2015	COP47,332,000	32,035
Colombia (Republic of) Global 7.375% 2017	$15,950	19,898
Colombia (Republic of) Global 11.75% 2020	2,420	3,926
Colombia (Republic of) Global 4.375% 2021	13,650	15,711
Colombia (Republic of) Global 8.125% 2024	6,570	9,871
Colombia (Republic of) Global 9.85% 2027	COP22,477,000	19,204
Colombia (Republic of) Global 7.375% 2037	$18,760	29,078
Colombia (Republic of) Global 6.125% 2041	9,000	12,330
Indonesia (Republic of) 6.875% 2018	7,746	9,460
Indonesia (Republic of) 5.875% 2020	33,000	39,806
Indonesia (Republic of) 4.875% 2021[3]	30,140	34,473
Indonesia (Republic of) 4.875% 2021	17,745	20,296
Indonesia (Republic of) 3.75% 2022	1,950	2,067
Indonesia (Republic of) 8.50% 2035	2,950	4,749
Indonesia (Republic of) 7.75% 2038[3]	3,730	5,674
Indonesia (Republic of) 5.25% 2042	5,000	5,750
Hungarian Government, Series 19/A, 6.50% 2019	HUF750,000	3,424
Hungarian Government 6.25% 2020	$52,040	57,910
Hungarian Government, Series 20A, 7.50% 2020	HUF4,965,000	23,780
Hungarian Government 6.375% 2021	$9,260	10,360
Hungarian Government, Series 22A, 7.00% 2022	HUF1,600,000	7,375
Hungarian Government 7.625% 2041	$10,500	12,526
Venezuela (Republic of) 5.75% 2016	22,000	20,405
Venezuela (Republic of) 12.75% 2022[6]	6,800	7,327
Venezuela (Republic of) 9.25% 2027	54,985	49,899
Venezuela (Republic of) 9.25% 2028	8,410	7,464
Polish Government, Series 1017, 5.25% 2017	PLN37,300	12,276
Polish Government 6.375% 2019	$12,895	16,103
Polish Government, Series 1021, 5.75% 2021	PLN125,600	42,979
Polish Government 5.00% 2022	$10,220	11,934
Russian Federation 3.25% 2017[3]	8,400	8,935
Russian Federation 5.00% 2020	22,100	25,647
Russian Federation 7.50% 2030[3,6]	23,880	30,287
Russian Federation 7.50% 2030[6]	11,839	15,015
South Africa (Republic of) 6.875% 2019	10,050	12,566
South Africa (Republic of) 5.50% 2020	27,200	31,914
South Africa (Republic of), Series R-2023, 7.75% 2023	ZAR 91,500	11,031
South Africa (Republic of), Series R-209, 6.25% 2036	29,910	2,669
South Africa (Republic of), Series R-214, 6.50% 2041	216,090	19,559
Chilean Government 3.875% 2020	$34,685	39,530
Chilean Government 5.50% 2020	CLP7,510,000	17,044
Chilean Government 3.25% 2021	$1,765	1,924
Chilean Government 6.00% 2021	CLP8,205,000	17,755
Peru (Republic of) 8.375% 2016	$15,763	19,625
Peru (Republic of) 7.35% 2025	10,950	15,987
Peru (Republic of) 8.75% 2033	14,975	26,281
Peru (Republic of) 6.55% 2037[6]	5,042	7,412
Croatian Government 6.25% 2017[3]	2,155	2,374
Croatian Government 6.75% 2019[3]	9,890	11,398
Croatian Government 6.625% 2020	27,365	31,433
Croatian Government 6.625% 2020[3]	2,000	2,297
Croatian Government 6.375% 2021[3]	11,645	13,257
Panama (Republic of) Global 7.125% 2026	7,300	10,512
Panama (Republic of) Global 8.875% 2027	2,775	4,523
Panama (Republic of) Global 9.375% 2029	9,034	15,538
Panama (Republic of) Global 6.70% 2036[6]	6,819	9,741
Argentina (Republic of) 7.00% 2015	2,815	2,340
Argentina (Republic of) 8.28% 2033[6,7]	21,609	14,910
Argentina (Republic of) GDP-Linked 2035	61,229	6,766
Uruguay (Republic of) 4.375% 2028[5,6]	UYU303,233	18,838
Dominican Republic 9.04% 2018[6]	$ 3,935	4,545
Dominican Republic 7.50% 2021[6]	1,000	1,182
Dominican Republic 8.625% 2027[3,6]	9,900	11,954
Bahrain Government 5.50% 2020	11,635	12,493
Bahrain Government 5.50% 2020[3]	565	607
Pakistan Government 6.875% 2017	10,400	9,464
Nigeria (Republic of) 6.75% 2021[3]	8,100	9,358
Egypt (Arab Republic of) 5.75% 2020[3]	4,000	4,140
Egypt (Arab Republic of) 6.875% 2040	3,000	3,015
Ukraine Government 9.25% 2017[3]	6,000	6,554
Slovenia (Republic of) 5.50% 2022[3]	3,000	3,041
		1,829,190

ENERGY — 0.89%
Gazprom OJSC 5.092% 2015[3]	11,480	12,327
Gazprom OJSC 9.25% 2019	15,000	19,650
Gazprom OJSC, Series 9, 6.51% 2022	28,850	34,115
Gazprom OJSC 6.51% 2022[3]	10,810	12,783
Gazprom OJSC 7.288% 2037	10,600	13,780
Petrobras International 5.75% 2020	6,540	7,571
Petrobras International 5.375% 2021	15,885	18,079
Petróleos Mexicanos 4.875% 2022	4,320	4,849
Pemex Project Funding Master Trust, Series 13, 6.625% 2035	15,000	18,788
Petróleos Mexicanos 6.50% 2041	1,350	1,683
Reliance Holdings Ltd. 4.50% 2020[3]	7,135	7,544
Reliance Holdings Ltd. 5.40% 2022[3]	2,175	2,421
PTT Exploration & Production Ltd 5.692% 2021[3]	8,400	9,713
Ras Laffan Liquefied Natural Gas II 5.298% 2020[3,6]	5,024	5,690
		168,993

FINANCIALS — 0.84%
HSBK (Europe) BV 7.25% 2021[3]	24,390	25,756
Savings Bank of Kazakhstan JSC 7.25% 2021	8,000	8,448
Development Bank of Kazakhstan 5.50% 2015[3]	27,295	29,921
Longfor Properties Co. Ltd. 9.50% 2016	20,750	23,084
BBVA Bancomer SA, junior subordinated 7.25% 2020[3]	10,680	11,988
BBVA Bancomer SA 6.50% 2021[3]	6,550	7,508
VEB Finance Ltd. 6.902% 2020[3]	10,830	12,890
VEB Finance Ltd. 6.80% 2025[3]	5,000	5,944
Dubai Holding Commercial Operations MTN Ltd. 4.75% 2014	€5,200	6,639
Dubai Holding Commercial Operations MTN Ltd. 6.00% 2017	£4,000	6,239
SB Capital SA 5.40% 2017	$11,900	12,847
Banco de Crédito del Perú 5.375% 2020[3]	5,000	5,575
Korea Development Bank 4.00% 2016	2,050	2,233
Korea Development Bank 3.50% 2017	2,000	2,149
		161,221

MATERIALS — 0.23%
CEMEX Finance LLC 9.50% 2016[3]	14,575	15,541
CEMEX, SAB de CV 9.00% 2018[3]	6,255	6,521
CEMEX SA 9.25% 2020[3]	9,289	9,753
CEMEX SA 9.25% 2020	1,250	1,313
ArcelorMittal 5.00% 2017[8]	10,150	9,975
		43,103

UTILITIES — 0.18%
Eskom Holdings Ltd. 5.75% 2021[3]	12,300	13,653
AES Panamá, SA 6.35% 2016[3]	10,400	11,466
CEZ, a s 4.25% 2022[3]	4,720	5,079
Enersis SA 7.375% 2014	4,550	4,860
		35,058

CONSUMER STAPLES — 0.15%
BFF International Ltd. 7.25% 2020[3]	$12,500	15,281
Brasil Foods SA 5.875% 2022[3]	12,000	13,530
		28,811

TELECOMMUNICATION SERVICES — 0.15%
MTS International Funding Ltd. 8.625% 2020	13,200	16,319
Digicel Group Ltd. 8.25% 2020[3]	8,900	9,634
América Móvil, SAB de CV 8.46% 2036	MXN28,000	2,254
		28,207

U.S. TREASURY — 0.06%
U.S. Treasury 4.75% 2014	$ 10,000	10,689

INDUSTRIALS — 0.03%
Brunswick Rail Finance Ltd. 6.75% 2017[3]	5,980	6,095

INFORMATION TECHNOLOGY — 0.01%
Samsung Electronics America, Inc., 1.75% 2017[3]	2,075	2,099

Total bonds & notes (cost: $2,028,049,000)		2,313,466

Short-term securities — 5.50%

Freddie Mac 0.14%–0.18% due 1/7–3/15/2013	263,493	263,415
Fannie Mae 0.14%–0.18% due 11/28/2012–7/1/2013	223,639	223,546
U.S. Treasury Bills 0.141%–0.145% due 11/8/2012–2/14/2013	130,500	130,472
Federal Home Loan Bank 0.125%–0.15% due 11/14/2012–1/18/2013	95,300	95,284
British Columbia (Province of) 0.17%–0.20% due 11/16/2012–4/22/2013	68,400	68,373
Federal Farm Credit Banks 0.15%–0.20% due 3/11–5/6/2013	63,900	63,855
Mitsubishi UFJ Trust and Banking Corp. 0.17% due 11/26/2012[3]	40,900	40,895
Bank of Tokyo-Mitsubishi UFJ Ltd. 0.17% due 11/13/2012	22,500	22,499
Old Line Funding, LLC 0.20% due 1/11/2013[3]	40,700	40,689
Toronto-Dominion Holdings USA Inc. 0.32% due 12/18/2012[3]	35,000	34,990
Svenska Handelsbanken Inc. 0.22% due 12/19/2012[3]	32,400	32,391
Wells Fargo & Co. 0.15% due 12/7/2012	26,700	26,692
National Australia Funding (Delaware) Inc. 0.15% due 11/1/2012[3]	6,800	6,800

Total short-term securities (cost: $1,049,856,000)		1,049,901

Total investment securities (cost: $15,386,133,000)		18,966,784
Other assets less liabilities		117,385

Net assets		$19,084,169

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.

2Represents an affiliated company as defined under the Investment Company Act of 1940.

3Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $817,332,000, which represented 4.28% of the net assets of the fund.

4Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Miscellaneous,”
was $24,843,000, which represented .13% of the net assets of the fund.

5Index-linked bond whose principal amount moves with a government price index.

6Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

7Payment in kind; the issuer has the option of paying additional securities in lieu of cash.

8Coupon rate may change periodically.

Key to abbreviations and symbols

ADR = American Depositary Receipts	COP = Colombian pesos	PHP = Philippine pesos
GDR = Global Depositary Receipts	€ = Euros	PLN = Polish zloty
SDR = Swedish Depositary Receipts	GBP/£ = British pounds	TRY = Turkish lira
BRL = Brazilian reais	HUF = Hungarian forints	UYU = Uruguayan pesos
CLP = Chilean pesos	MXN = Mexican pesos	ZAR = South African rand

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-4225 or visit the American Funds website at americanfunds.com.

MFGEFPX-036-1212O-S32861

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Directors of

New World Fund, Inc.:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of New World Fund, Inc. (the “Fund”) as of October 31, 2012, and for the year then ended and have issued our report thereon dated December 11, 2012, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Fund’s investment portfolio (the “Schedule”) as of October 31, 2012, appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund’s management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California

December 11, 2012

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEW WORLD FUND, INC.

By /s/ Michael J. Thawley
Michael J. Thawley, Senior Vice President and Principal Executive Officer

Date: December 31, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Michael J. Thawley
Michael J. Thawley, Senior Vice President and Principal Executive Officer

Date: December 31, 2012

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: December 31, 2012